As filed with the Securities and Exchange Commission on November 2, 2004

                                                  1940 Act File No. 811-


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |X|
                                Amendment No.                                [ ]



                       HATTERAS MULTI-STRATEGY FUND, L.P.
               (Exact Name of Registrant as Specified in Charter)

                               8816 Six Forks Road
                                    Suite 107
                          Raleigh, North Carolina 27615
                    (Address of Principal Executive Offices)

                                 (919) 846-2324
                         (Registrant's Telephone Number)

                                David B. Perkins
                               8816 Six Forks Road
                                    Suite 107
                          Raleigh, North Carolina 27615
                     (Name and Address of Agent for Service)

                                    Copy to:
                                Ronald M. Feiman
                          Mayer, Brown, Rowe & Maw LLP
                                  1675 Broadway
                               New York, NY 10019
                                 (212) 506-2500


================================================================================

                              CROSS REFERENCE SHEET


    Item
   Number                             Caption                                     Location in Registration Statement
   ------                             -------                                     ----------------------------------

     1.        Outside Front Cover Page                               Outside Front Cover Page

     2.        Inside Front and Outside Back Cover Page               Inside Front and Outside Back Cover Page

     3.        Fee Table and Synopsis                                 Summary; Management of the Fund and Fees

     4.        Financial Highlights                                   Not Applicable

     5.        Plan of Distribution                                   Placement Agents

     6.        Selling Shareholders                                   Not Applicable

     7.        Use of Proceeds                                        Use of Proceeds

     8.        General  Description of the Registrant                 Outside Front Cover Page; Investment Objective and
                                                                        Strategies; Risk Factors

     9.        Management                                             Management of the Fund and Fees; Use of Proceeds

    10.        Capital Stock, Long-Term Debt, and                     Capital Accounts and Allocations
                 Other Securities

    11.        Defaults and Arrears on Senior Securities              Not Applicable

    12.        Legal Proceedings                                      Not Applicable

    13.        Table of Contents of the Statement of                  Table of Contents of the Statement of
                 Additional Information                                 Additional Information (SAI)

    14.        Cover Page of SAI                                      SAI

    15.        Table of Contents of SAI                               SAI

    16.        General Information and History Not Applicable

    17.        Investment Objective and Policies                      Investment Objective and Strategies; Investment
                                                                         Policies and Practices (SAI)

    18.        Management                                             Management of the Fund and Fees; Board of
                                                                        Directors; Officers (SAI)

    19.        Control Persons and Principal Holders                  Board of Directors, Officers (SAI)
                 of Securities

    20.        Investment Advisory and Other Services                 Investment Management Services (SAI)

    21.        Brokerage Allocation and Other Practices               Brokerage (SAI)

    22.        Tax Status Taxes; Certain                              Tax Considerations (SAI)

    23.        Financial Statements                                   Financial Statements (SAI)


CONFIDENTIAL MEMORANDUM                                Dated              , 2004


                       Hatteras Multi-Strategy Fund, L.P.
                          Limited Partnership Interest


IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF HATTERAS MULTI-STRATEGY FUND, L.P. (THE "FUND") AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE LIMITED PARTNERSHIP INTERESTS ("INTERESTS") OF THE FUND HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER FEDERAL OR STATE GOVERNMENTAL AGENCY OR REGULATORY AUTHORITY OR ANY NATIONAL SECURITIES EXCHANGE. NO AGENCY, AUTHORITY OR EXCHANGE HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL MEMORANDUM OR THE MERITS OF AN INVESTMENT IN THE INTERESTS OF THE FUND OFFERED HEREBY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TO ALL INVESTORS

INTERESTS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. INTERESTS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, AND ARE NOT GUARANTEED BY ANY BANK. INTERESTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE FULL AMOUNT INVESTED.

INTERESTS OF THE FUND WHICH ARE DESCRIBED IN THIS CONFIDENTIAL MEMORANDUM, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE OFFERING CONTEMPLATED BY THIS CONFIDENTIAL MEMORANDUM WILL BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, FOR OFFERS AND SALES OF SECURITIES WHICH DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.

THIS CONFIDENTIAL MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF INTERESTS OF THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING THE FUND THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS
CONFIDENTIAL MEMORANDUM. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS CONFIDENTIAL MEMORANDUM OR THE EXHIBITS HERETO.


                                      (i)

THIS CONFIDENTIAL MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN THE INTERESTS DESCRIBED HEREIN, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISORS OF THE PROSPECTIVE INVESTOR RECEIVING THIS DOCUMENT).

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS CONFIDENTIAL MEMORANDUM AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN PROFESSIONAL ADVISORS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE FUND FOR SUCH INVESTOR.

THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE LIMITED PARTNERSHIP AGREEMENT OF THE FUND, THE SECURITIES ACT OF 1933, AS
AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR UP TO TWO (2) YEARS FROM THE DATE THAT A REPURCHASE REQUEST HAS BEEN MADE BY AN INVESTOR.


                           FOR GEORGIA RESIDENTS ONLY

THESE  SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE
SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

The Fund and the Master Fund. Hatteras Multi-Strategy Fund, L.P. (the "Fund") is a recently formed Delaware limited partnership that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's investment objective is to generate consistent long-term appreciation and returns across all market cycles. To achieve its objective, the Fund will provide its limited partners (each, a "Partner" and together, the "Partners") with access to a broad range of investment strategies and asset categories, trading advisors ("Advisors") and overall asset allocation services typically available on a collective basis to larger institutions through an investment of substantially all of its assets into Hatteras Master Fund, L.P., a Delaware limited partnership (the "Master Fund"), which is also registered under the 1940 Act. The Master Fund will seek to allocate the proceeds among at least 20 Advisors, generally through investments in a wide range of investment vehicles ("Advisor Funds") managed by the Advisors.

                                      (ii)

Investment Manager. The Fund and the Master Fund are each managed by Hatteras Investment Partners LLC (the "Investment Manager"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

The General Partner. The General Partner of the Fund is Hatteras Investment Management LLC, a Delaware limited liability company. The General Partner is also the general partner of the Master Fund and currently serves and may in the future serve as general partner of other registered investment companies and/or unregistered investment funds. The General Partner is an affiliate of the Investment Manager. The General Partner retains all rights, duties and powers to manage the affairs of the Fund that may not be delegated under Delaware law, and that are not otherwise delegated by the General Partner to the Board or contractually assumed by the Investment Manager. The General Partner is responsible for, among other things, acting as Tax Matters Partner (as defined in "Certain Tax Considerations" in the Statement of Additional Information).

The General Partner has initially appointed the Board of Directors (the "Board," and each director, a "Director") and, to the fullest extent permitted by applicable law, has irrevocably delegated to the Board its rights and powers to monitor and oversee the business affairs of the Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund's business. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, the Investment Manager or any committee of the Board. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of an investment company organized as a corporation and registered under the Investment Company Act. The Directors, in their capacities as such, are not general partners of, or investment advisers to, the Fund.

For convenience, reference to the Fund may include the Master Fund as the context requires. Also, the Master Fund's investments may be referred to as investments with Advisors or Advisor Funds.

Investment Program. The Fund was formed to allow investors to participate in a diversified, professionally managed portfolio of alternative investments. To achieve its objectives, the Fund will, through its investment in the Master Fund, diversify investment strategies and use Advisors that are typically available on a collective basis to larger institutions. The Investment Manager pursues the Master Fund's and the Fund's objective by investing the Master Fund's assets with Advisors either by becoming a participant in an investment vehicle operated by the Advisor (an "Advisor Fund") or by placing assets in an account directly managed by the Advisor (each, an "Advisor Account"). Generally, the Investment Manager intends to select Advisors who utilize one or more of six investment strategies: Opportunistic Equity, Enhanced Fixed Income, Absolute Return, Private Equity, Real Estate and Energy/Natural Resources. However, the Investment Manager may also retain Advisors who utilize other strategies. These investments may be accomplished in various ways including direct investments and indirect investments such as through derivative transactions including swaps and options. Although it is not required to do so, the Investment Manager anticipates that the Master Fund will typically utilize at least 20

                                     (iii)
different Advisors. The Investment Manager is responsible for determining the amount of assets to be allocated to each Advisor and for reallocating assets among new and existing Advisors.

The Master Fund may invest, via the Advisor Funds or Advisor Accounts, in a wide range of U.S. and non-U.S. equity and debt securities, commodities and other financial and investment interests, including, without limitation, securities and other financial instruments issued or guaranteed by the U.S. government or federal agency or instrumentality, or by a non-U.S. government, agency or instrumentality, such other financial instruments including floating rate instruments, equity interests (including common and preferred stock, warrants, options, convertible stock and restricted securities), other asset backed securities collateralized by high yield bank loans and bonds, individual collateralized high yield bank loans, corporate debt instruments (including convertible debt instruments), repurchase and reverse repurchase agreements, securities lending agreements, futures contracts, spot and forward contracts, options, swaps, and hybrid, synthetic and derivative instruments. Through the Advisor Funds and Advisor Accounts, the Master Fund may also make private equity investments, and may also invest in real estate or natural resources, or in securities representing an interest in real estate or natural resources.

The Fund's performance is dependent upon the ability of the Investment Manager to select Advisors and Advisor Funds in which the Master Fund will invest, the aggregate performance of the Advisors and the allocation of Master Fund's funds among the Advisors, as well as the individual selection of securities and commodities and the investment allocations made by the Advisors.

Lack of Trading Market. The Interests will not be listed on any securities exchange, and there is no assurance that any secondary market will develop for the Interests.

Restrictions on Transfer. The Interests may not be transferred without first obtaining the consent of the Fund, and may not be transferred unless the transfer meets the relevant provisions of the Limited Partnership Agreement of the Fund. Transferees must meet the eligibility requirements applicable to investors at the time of transfer, e.g., they must be "Qualified Clients," as defined herein.

Investing in the Interests of the Fund involves a high degree of risk. See "Risk Factors" beginning on page 8.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS CONFIDENTIAL MEMORANDUM IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE INVESTMENT MANAGER (AS SUCH TERM IS DEFINED IN THE CONFIDENTIAL MEMORANDUM) HAS CLAIMED AN EXCLUSION FROM THE DEFINITION OF THE TERM "COMMODITY POOL OPERATOR" UNDER THE COMMODITY EXCHANGE ACT, AS AMENDED (THE "CEA") AND, THEREFORE, IS NOT SUBJECT TO REGISTRATION AS A POOL OPERATOR UNDER THE CEA.


                                      (iv)

                 -----------------------------------------------

Placement Agent. CapFinancial Partners, LLC serves as the non-exclusive placement agent for the Fund and will bear its own costs associated with its activities as placement agent. Each entity that enters into a placement agent agreement with the Fund is referred to herein as a "Placement Agent." The Directors may terminate any Placement Agent upon 30 days' prior written notice. With the approval of the Board, a Placement Agent may delegate any of its duties, functions or powers as placement agent to unaffiliated parties to act as sub-placement agents for the Fund. The Fund will pay a shareholder servicing fee to each placement agent that is not affiliated with the Fund and that has entered into a shareholder servicing agreement with the Fund at the initial annual rate of 0.25% of the net asset value of the Interests owned by customers of such placement agent.

Investor Qualifications and Purchase Terms. Interests are generally offered only to investors who have a net worth of more than $1,500,000 (for natural persons) or total assets in excess of $5,000,000 (for companies), and who otherwise meet the investor qualification standards. The minimum initial investment is $1,000,000 and the minimum additional investment is $25,000. The Investment Manager expects to waive the minimum investment amount so that its professional staff (e.g., portfolio managers and traders) may invest in the Fund. Prospective investors will be required to complete a Subscription Agreement in order to acquire Interests. See "Investor Qualifications."

Investment Manager. Hatteras Investment Partners LLC (the "Investment Manager"), serves as investment manager to the Fund and the Master Fund, and provides day-to-day investment management services to the Fund. The Investment Manager's main business address is 8816 Six Forks Road, Suite 107, Raleigh, NC 27615, Telephone (919) 846-2324, Facsimile (919) 846-3433. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). As of September 30, 2004, the Investment Manager had approximately $100 million of assets under management.

The Investment Manager will have responsibility for selecting Advisors to the Master Fund and determining the portion of the Master Fund's assets to be allocated to each Advisor. It will consider various criteria in selecting Advisors, including among others: the historical investment performance of the Advisor; its reputation and experience; the effectiveness of its risk management systems; its adherence to its stated investment philosophy; the quality and stability of the Advisor's organization; and whether key personnel of the Advisor have substantial investments in the Advisor's investment program.

Operating Expenses. The Fund will bear its own operating expenses (including, without limitation, its organizational expenses) and a pro rata portion of the operating expenses of the Master Fund.

Management Fee. The Master Fund will pay the Investment Manager a management fee ("Management Fee") at an annual rate equal to 1.25% of the aggregate value of its net assets determined as of the first business day of each fiscal quarter. So long as the Fund invests all of its investable assets in the Master Fund, the Fund will not directly pay the Investment Adviser a

                                      (v)

Fee; however, the Fund's Partners bear an indirect share of the Management Fee through the Fund's investment in the Master Fund.

Administrative Fee. In consideration for administrative services, the Master Fund will pay PFPC, Inc., the Master Fund's administrator (the "Administrator"), a monthly administration fee (the "Administration Fee"). The Administration Fee will be paid to the Administrator out of the Master Fund's assets, which will decrease the net profits or increase the net losses of the Fund because the fee will be partially and indirectly borne by the Fund as an investor in the Master Fund.

Profit and Loss. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of investments) will be credited to or debited against the capital accounts of the Partners at the end of each accounting period (as defined in "Capital Accounts and Allocations") in accordance with their respective "investment percentages" as of the start of such period. Each Partner's investment percentage will be determined by dividing, as of the start of an accounting period, the Partner's capital account balance by the sum of the balances of the capital accounts of all Partners of the Fund, as adjusted for any capital contributions and repurchases of Interests as of the beginning of such accounting period. See "Capital Accounts and Allocations." Distributions. It is expected that distributions will generally not be made to Partners. However, the Board has the right to cause distributions to be made in cash or in-kind to the Partners in its sole discretion. Whether or not distributions are made, each Partner will be required each year to pay applicable federal, state and local income taxes on its allocable share of the Fund's taxable income.

Borrowing; Use of Leverage. The Master Fund may leverage its investments with the Advisors by "borrowing" approximately three dollars for each one dollar of equity (although these are not parameters or limits on the borrowing or leverage to be employed). In addition, the strategies implemented by the Advisors typically are leveraged. The use of leverage increases both risk and profit potential. The Investment Manager may use various methods to leverage investments including (i) borrowings, (ii) swap agreements or other derivative instruments, (iii) employing certain Advisors (many of which trade on margin and do not generally need additional capital in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts or (iv) a combination of these methods. It is expected that the use of leverage will generate unrelated business taxable income, or "UBTI," which generally would make the Fund unavailable to charitable remainder trusts and which generally is a factor as to whether other tax-exempt entities would invest in the Fund. See "Risk Factors--Leverage" and see also "Tax Considerations" in the Statement of Additional Information.

Repurchase Offers. In order to provide a limited degree of liquidity to the Partners, the Fund intends to make quarterly offers to repurchase approximately 5% of its Interests (but in no event to exceed more than 20% of its Interests per quarter) at their net asset value determined as of approximately June 30, September 30, December 31 and March 31, as applicable (each such date, a "Valuation Date"). A Partner may participate in a repurchase offer only after 12 consecutive months as Partner. The General Partner may, in its sole discretion, permit

                                      (vi)
repurchases that do not comply with all of the above requirements (other than the requirement that the Fund will not repurchase more than 20% of the Interests per quarter); provided, that such non-conforming repurchases may be subject to a penalty equal to up to 5% of the amount requested to be repurchased, to be netted against withdrawal proceeds. The minimum value of a repurchase is $50,000, subject to the discretion of the General Partner to allow otherwise.

Partners tendering Interests for repurchase will be asked to give written notice of their intent to so by the date specified in the notice describing the terms of the applicable quarterly repurchase offer, which date will be approximately 65 days (but in no event less than 60 days) prior to the date of repurchase by the Fund. Partners who tender may not have all of the tendered Interest repurchased by the Fund. The Fund may elect to repurchase less than the full amount that a Partner requests to be repurchased. If a repurchase offer is oversubscribed, the Fund will repurchase only a pro rata portion of the amount tendered by each Partner. The Fund expects to commence its first quarterly repurchase offer with a Valuation Date on or about June 30, 2005 and thereafter quarterly with a Valuation Date on or about September 30, December 31, March 31 and June 30 of each year.

The Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Interests.

A Partner who tenders some but not all of its Interests for repurchase will be required to maintain a minimum capital account balance of $1,000,000. Such minimum capital account balance requirement may be waived by the Adviser, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Partner so that the required capital account balance is maintained.

Additional Sales of Interests. The Fund may, at some time in the future, conduct additional sales of Interests at a price not to exceed the Interests' net asset value to existing Partners of the Fund who continue to be Qualified Investors. Such sales may include monthly sales of Interests offered under this Confidential Memorandum and then subsequently repurchased by the Fund as provided herein. Such sales will not commence until the Fund has invested a substantial portion of the proceeds from this offering.

This Confidential Memorandum concisely provides the information that a prospective investor should know about the Fund before investing. Partners are advised to read this Confidential Memorandum carefully and to retain it for future reference.

The Interests are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Partners should rely only on the information contained in this Confidential Memorandum. The Fund has not authorized anyone to provide Partners with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. Partners should not assume that the information provided by this Confidential Memorandum is accurate as of any date other than the date on the front of this Confidential Memorandum.

                                      (vii)

Partners should read this Confidential Memorandum, which contains important information about the Fund, before deciding whether to invest in the Interests, and should retain this prospectus for future reference. A Statement of
Additional Information, dated , 2004 (the "Statement of Additional Information"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Confidential Memorandum, which means that it is part of this Confidential Memorandum for legal purposes. Persons may request a free copy of the Statement of Additional Information, the table of contents of which is on page 48 of this Confidential Memorandum, by calling (302) 791-1000 or by writing to PFPC, Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).




                                       (viii)

TABLE OF CONTENTS


Summary........................................................................1

Risk Factors...................................................................8

Use of Proceeds...............................................................16

Management of the Fund and Fees...............................................17

Repurchase Offers.............................................................21

Repurchase Procedures.........................................................23

Transfers of Interest.........................................................24

Calculation of Net Asset Value................................................25

Taxes    .....................................................................28

ERISA Plans and Other Tax-Exempt Entities.....................................28

Capital Accounts and Allocations..............................................28

Placement Agents..............................................................30

Investor Qualifications.......................................................30

Investment Objective and Strategies...........................................31

Overview of Investment Process................................................44

Due Diligence and Selection of Advisors.......................................45


                                       (ix)

                                     SUMMARY

This is only a summary. This summary may not contain all of the information that Partners should consider before investing in the Fund. Partners should review the more detailed information contained in this Confidential Memorandum dated , 2004 that has been filed with the Securities and Exchange Commission (the "SEC"), especially the information set forth under the heading "Risk Factors."

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The Fund and the Interests              Hatteras Multi-Strategy Fund, L.P. (the  "Fund") is a closed-end, management  investment  company,  organized as a Delaware limited partnership  on October 29,  2004.  The Fund is  non-diversified, which means that under the  Investment  Company  Act of 1940,  as amended (the "1940  Act"),  the Fund is not limited in the amount of assets that it may invest in any single issuer of  securities.
                                        The  Fund  will  invest  substantially  all  of its  assets  into
                                        Hatteras Master Fund, L.P., a Delaware  limited  partnership (the
                                        "Master Fund"), which is also registered under the 1940 Act.

The General Partner                     Hatteras Investment  Management LLC, a Delaware limited liability company, serves as the general partner of the Fund and the Master
                                        Fund (in each case, the "General  Partner").  The General Partner has  initially  appointed  the Board and, to the  fullest  extent permitted by  applicable  law, has  irrevocably  delegated to the
                                        Board its rights and powers to monitor and  oversee the  business affairs  of  the  Fund,  including  the  complete  and  exclusive
                                        authority  to  oversee  and  establish   policies  regarding  the
                                        management, conduct and operation of the Fund's business.

Investment Objective and Strategy       The Master Fund has the same  investment  objective  as the Fund, which  is  to  generate  consistent  long-term  appreciation  and returns across all market cycles. To achieve its objectives,  the
                                        Fund will diversify investment  strategies through its investment in the Master Fund,  which uses a number of  independent  trading advisors  ("Advisors")  selected by Hatteras  Investment Partners
                                        LLC, the investment  manager of the Fund and the Master Fund (the
                                        "Investment   Manager"),   that  are  typically  available  on  a
                                        collective   basis  to  larger   institutions.   Generally,   the
                                        Investment  Manager intends to select Advisors that  collectively employ widely  diversified


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                                        investment   strategies   and  engage  in  such   techniques   as
                                        Opportunistic  Equity,  Enhanced Fixed Income,  Absolute  Return,
                                        Private  Equity,   Real  Estate  and  Energy/Natural   Resources.
                                        However,  the  Investment  Manager may also retain  Advisors  who utilize other strategies.

                                        The Investment  Manager pursues the Fund's objective by investing the  Fund's  assets  with  each  Advisor  either  by  becoming  a participant in an investment  vehicle operated by the Advisor (an
                                        "Advisor  Fund")  or by  placing  assets in an  account  directly managed by the Advisor.  These investments may be accomplished in
                                        various   ways   including   direct   investments   and  indirect
                                        investments  such as through  derivative  transactions  including swaps and  options.  Although  it is not  required  to do so, the
                                        Investment  Manager  anticipates  that  the Fund  will  typically utilize at least 20 different Advisors. The Investment Manager is responsible  for determining the amount of assets to be allocated to  each  Advisor  and  for  reallocating  assets  among  new and existing Advisors.

                                        The Fund,  through its  investment in the Master Fund, may invest in a wide range of U.S. and non-U.S.  equity and debt securities,
                                        commodities  and  other   financial  and  investment   interests,
                                        including,  without limitation,  U.S. and non-U.S. government and
                                        U.S.  federal  agency or  instrumentality  issued  or  guaranteed
                                        securities,   floating   rate   instruments,   equity   interests
                                        (including  common  and  preferred  stock,   warrants,   options,
                                        convertible stock and restricted securities),  other asset backed securities  collateralized  by high  yield  bank loans and bonds, individual  collateralized high yield bank loans,  corporate debt instruments (including convertible debt instruments),  as well as repurchase and reverse repurchase agreements,  securities lending
                                        agreements,   futures  contracts,  spot  and  forward  contracts,
                                        options, swaps, and hybrid, synthetic and derivative instruments.

The Investment Manager                  Hatteras  Investment Partners LLC serves as the Fund's investment manager and provides day-to-day investment management services to the Fund. Its principal  place of business is located at 8816 Six


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                                        Forks  Road,  Suite  107,  Raleigh,  NC  27615,  Telephone  (919)
                                        846-2324,  Facsimile  (919) 846-3433.  The Investment  Manager is
                                        registered  as an  investment  adviser  with  the SEC  under  the
                                        Advisers  Act.  As of  September  30,  2004,  approximately  $100 million of  investors'  capital was under the  management  of the
                                        Investment Manager. For further information,  see Part II of Form
                                        ADV of the Investment Manager, which is available upon request to the Investment Manager at (888) 363-2324.

Management Fee                          The Master Fund will pay the Investment  Manager a management fee
                                        ("Management  Fee")  at an  annual  rate  equal  to  1.25% of the aggregate  value of its net  assets  determined  as of the  first business day of each fiscal quarter.  So long as the Fund invests all of its  investable  assets in the Master Fund,  the Fund will not  directly  pay the  Investment  Adviser a fee;  however,  the
                                        Fund's  Partners  bear an indirect  share of the  Management  Fee through the Fund's investment in the Master Fund.

Performance Allocation                  The  Investment  Manager is  allocated a  Performance  Allocation equal  to 10% of the  amount  by  which  net new  profits  of the
                                        Interests of the Fund exceed the non-cumulative  "hurdle amount,"
                                        which is calculated  as of the last day of the  preceding  fiscal year of the Fund at a rate equal to the  yield-to-maturity of the
                                        90-day U.S.  Treasury Bill as reported by the Wall Street Journal on the last day of the  preceding  fiscal year.  The  Performance
                                        Allocation  is made on a "peak to peak"  basis,  which means that the  Performance  Allocation is made only with respect to new net profits.  If the Fund has a net loss in any period  followed by a net profit,  no Performance  Allocation will be made with respect to such  subsequent  appreciation  until  such  net loss has been recovered.  See "Management of the Fund and Fees" for the details of such  calculations.

Fees of Advisors                        Advisors  will  charge  the Master  Fund  asset-based  fees,  and
                                        certain    Advisors    will   also   be   entitled   to   receive
                                        performance-based   fees   or   allocations.    Such   fees   and
                                        performance-based  compensation  are  in  addition  to  the  fees charged  to the  Master  Fund  and  the  Fund  by the  Investment
                                        Manager.  Moreover, an

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                                        investor in the Fund bears a proportionate  share of the expenses of the Master Fund and the Fund and, indirectly, similar expenses of the Advisor Funds.  Investors could avoid the additional level of fees  and  expenses  at the  Master  Fund  and  Fund  level by investing  directly with the Advisor  Funds,  although  access to
                                        many   Advisor   Funds  may  be  limited  or   unavailable.

The Administrator                       PFPC, Inc. (the  "Administrator")  serves as administrator to the
                                        Fund, pursuant to a separate administration  agreement between it and the Fund. Pursuant to the administration agreement, the Board has delegated the day-to-day administration and  responsibilities of the Fund to the  Administrator.  The Board has also authorized
                                        the   Administrator to  implement  the  policies  and  procedures governing  the  Fund, including  the  procedures  for  processing subscription requests, and withdrawal requests.

                                        In consideration  for  administrative  services,  the Master Fund will pay the  Administrator,  also  administrator  to the  Master
                                        Fund, a monthly  administration fee (the  "Administration  Fee").
                                        The  Administration  Fee will be paid to the Administrator out of the Master Fund's assets,  which will decrease the net profits or increase  the net  losses  of the  Fund  because  the fee will be partially and indirectly  borne by the Fund as an investor in the
                                        Master Fund.

Borrowing, Use of Leverage              The Fund and the Master  Fund may  leverage  its  investments  by
                                        "borrowing"  approximately  three  dollars for each one dollar of equity  (although  these  are not  parameters  or  limits  on the
                                        borrowing  or  leverage  to  be  employed).   In  addition,   the
                                        strategies  implemented by the Advisors  typically are leveraged.
                                        The use of leverage increases both risk and profit potential. The
                                        Investment  Manager  may cause  the  Master  Fund to use  various methods to leverage  investments  including (i) borrowings,  (ii)
                                        swap agreements or other derivative instruments,  (iii) employing certain  Advisors  (many of  which  trade  on  margin  and do not generally need additional  capital in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts or


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                                        (iv) a  combination  of these  methods.  The  Investment  Manager expects that under  normal  business  conditions  the Master Fund will  utilize a  combination  of the leverage  methods  described above.

                                        The  Master  Fund  and the  Fund  are  subject  to the  1940  Act requirement that an investment  company satisfy an asset coverage requirement  of  300%  of  its  indebtedness,  including  amounts borrowed,  measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement").  This means that at any given time the value of the Master  Fund's or Fund's total indebtedness  may not  exceed  one-third  the  value of its total assets (including such  indebtedness).  These limits do not apply to the Advisor Funds and, therefore,  the Master Fund's portfolio may be  exposed  to  the  risk  of  highly  leveraged  investment programs of certain Advisor Funds. The Asset Coverage Requirement will apply to borrowings by Advisor Accounts, as well as to other transactions by Advisor  Accounts that can be deemed to result in the  creation  of a "senior  security."

Investor Qualifications                 Interests   will  be  sold  only  to  investors  who  complete  a
                                        Subscription  Agreement,  where they  represent that they satisfy the investor  qualifications.  Generally,  a natural  person must have a net  worth  in  excess  of  $1,500,000,  or have at  least
                                        $750,000 of his or her assets under the investment  management of the Investment Manager or its affiliates, and a company must have total assets in excess of  $5,000,000.  Certain  employees of the
                                        Investment Manager and its affiliates may also acquire Interests.
                                        In addition,  Interests  are offered  only to investors  that are
                                        U.S. persons for U.S.  federal income tax purposes.

The Offering                            The Fund is offering [ o ] of Interests  (subject to reduction as set forth below)  through  placement  agents (each,  a "Placement
                                        Agent"). Partners must purchase at least $1,000,000 of Interests.
                                        The minimum additional investment by existing Partners is $25,000 of Interests. The Investment Manager expects to waive the minimum investment amount so that its professional staff (e.g., portfolio


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                                        managers and traders) may invest in the Fund.

                                        The  Fund  will pay  each  placement  agent  that  enters  into a shareholder  servicing  agreement  with  the  Fund a  shareholder servicing  fee at the annual rate of 0.25% of the net asset value
                                        of  the  Interests   beneficially  owned  by  customers  of  such
                                        placement  agent,  subject to  reduction  over time to the extent required by applicable  regulations  or the  requirements  of the
                                        National  Association of Securities  Dealers,  Inc. (the "NASD").

Distribution Policy                     It is expected that  distributions  will generally not be made to
                                        Partners. However, the Board has the right to cause distributions to be made  in  cash  or  in-kind  to the  Partners  in its  sole discretion.  Whether or not  distributions are made, each Partner will be required each year to pay applicable  federal,  state and local income taxes on its allocable  share of the Fund's  taxable income.

Closed-End Structure                    The Fund has been organized as a closed-end management investment
                                        company.   Closed-end  funds  differ  from  open-end   management
                                        investment  companies  (commonly  known as mutual  funds) in that beneficial  owners of a closed-end  fund do not have the right to redeem their shares on a daily basis.

Quarterly Repurchase Offers             In  order  to  provide  a  limited  degree  of  liquidity  to the
                                        Partners, the Fund intends to conduct repurchase offers quarterly with a Valuation  Date (as defined  below) on or about  September
                                        30, December 31, March 31 and June 30 of each year, provided that it is then in the best  interests of the Fund and the Partners to do so. The Fund  intends to commence the first  repurchase  offer with a  Valuation  Date (as  defined  below) on or about June 30,
                                        2005.  In each  repurchase  offer,  the Fund  intends to offer to repurchase  approximately  5% of its Interests at their net asset value  determined  as of  approximately  June 30,  September  30,
                                        December  31 and March  31, as  applicable  (each,  a  "Valuation
                                        Date"),  so  long  as no  more  than  20%  of the  Interests  are repurchased per quarter.  If the value of Interests  tendered for repurchase  exceeds the number the Fund  intended to  repurchase, the Fund  will  repurchase  Interests  on a pro rata  basis,  and tendering  Partners will not have

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                                        all of their  tendered  Interests  repurchased  by the Fund.  See
                                        "Repurchase Offers."

Additional Sales of Interests           The Fund may,  at some  time in the  future,  conduct  additional sales of  Interests at a price not to exceed the  Interests'  net asset value to existing  Partners of the Fund who  continue to be
                                        Qualified  Investors.  Such sales may  include  monthly  sales of
                                        Interests  offered under this  Confidential  Memorandum  and then subsequently  repurchased  by the Fund as provided  herein.  Such sales will not commence until the Fund has invested a substantial portion  of the  proceeds  from this  offering.  See  "Repurchase
                                        Offers,"      "Repurchase      Procedures"     and     "Placement
                                        Agents--Additional  Sales to Existing  Partners."

Risk Factors                            An investment in the Fund involves  substantial risks,  including the risk that the entire amount  invested may be lost.  The Fund, through its  investment in the Master Fund,  allocates its assets to  Advisors  and  invests  in Advisor  Funds that  invest in and actively trade securities and other financial instruments using a variety of strategies and investment  techniques that may involve
                                        significant  risks.   Various  other  types  of  risks  are  also
                                        associated  with  an  investment  in the  Fund,  including  risks relating to the fund of funds structure of the Master Fund, risks relating  to  the  master-feeder  structure,  risks  relating  to compensation  arrangements  and  risks  relating  to the  limited liquidity  of the  Interests.  Some  of  these  additional  risks include:

                                        o    General Economic and Market Conditions
                                        o    Highly Volatile Markets
                                        o    Risks of Securities Activity
                                        o    Illiquid Portfolio Investments
                                        o    Industry Concentration
                                        o    Limited Liquidity

                                        Accordingly,   the  Fund  should  be   considered  a  speculative
                                        investment,  and you  should  invest  in the Fund only if you can sustain a complete loss of your investment. See "Risk Factors."


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                                  RISK FACTORS

All investments carry risks to some degree. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Fund allocates its assets to Advisors and invests in Advisor Funds (or opens Advisor Accounts) that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with an investment in the Fund, including risks relating to the fund of funds structure of the Master Fund, risks relating to the master-feeder structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of the Interests.


GENERAL RISKS

Lack of Operating History of the Fund. The Fund is a newly organized investment company with no previous operating history. However, personnel of the Investment Manager have substantial experience in managing private investment funds that invest in unregistered investment companies or separate accounts whose investment advisers are hedge fund managers. In addition, the Investment Manager serves as investment manager for pooled investment vehicles, not registered with the SEC, whose investment objective and strategies are substantially similar to those of the Fund. Nonetheless, the Fund may not succeed in meeting its objective, and the Fund's net asset value may decrease. The investment experience of the Fund is expected to differ from the investment experience of these other funds managed by the Investment Manager, as none of these other funds is a registered investment company, and so are not subject to limitations with respect to affiliated transactions and the use of leverage to obtain investment results.

Lack of Operating History of Advisor Funds. Certain Advisor Funds may be newly formed entities that have no operating histories. In such cases, the Investment Manager may evaluate the past investment performance of the applicable Advisors or of their personnel. However, this past investment performance may not be indicative of the future results of an investment in an Advisor Fund. Although the Investment Manager, its affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Fund's investment program should be evaluated on the basis that there can be no assurance that the Investment Manager's assessments of Advisors, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and the Fund's net asset value may decrease.

Master/Feeder Structure. The Master Fund may accept investments from other investors (including other feeder funds), in addition to the Fund. The Master Fund currently has other investors that are feeder funds managed by the Investment Manager, and it may have additional investors in the future, including feeder funds managed by the Investment Manager or an affiliate thereof. Because each feeder fund can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than another feeder fund. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund will have more voting power than the Fund over the operations of the Master Fund. If other

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

feeder funds tender for a significant portion of their shares/interests in a repurchase offer, the assets of the Master Fund will decrease. This could cause the Fund's expense ratio to increase to the extent contributions to the Master Fund do not offset the cash outflows.

Dependence on the Adviser and the Investment Managers. The Investment Manager will invest assets of the Master Fund through the Advisors, and the Investment Manager has the sole authority and responsibility for the selection of the Advisors. The success of the Master Fund depends upon the ability of the Investment Manager to develop and implement investment strategies that achieve the investment objective of the Fund and the Master Fund, and upon the ability of the Advisors to develop and implement strategies that achieve their investment objectives. Partners will have no right or power to participate in the management or control of the Fund, the Master Fund or the Advisor Funds, and will not have an opportunity to evaluate the specific investments made by the Advisor Funds or the Advisors, or the terms of any such investments.

Control Positions. Advisor Funds may take control of positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Advisor Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved in a manner adverse to the Advisor Funds, the Advisor Funds likely would suffer losses on their investments.

Non-Diversified Status. The Fund is "non-diversified" under the 1940 Act. That means that the Fund is not subject to limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer, market segment or Advisor Fund. The Fund's net asset value may therefore experience greater volatility than that of an investment company that is subject to such limitations. This policy gives the Fund more flexibility to invest in the obligations of a single borrower or issuer than if it were a "diversified" fund.

Industry Concentration Risk. Advisor Funds generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry. Although the Fund does not believe it is likely to occur given the nature of its investment program, it is possible that, at any given time, the assets of Advisor Funds in which the Master Fund has invested will, in the aggregate, be invested in a single industry constituting 25% or more of the value of their combined total assets. However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through investments the Master Fund makes in the Advisor Funds, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Advisor Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the Fund and the Investment Manager may not be able to determine at any given time whether or the extent to which Advisor Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry.

Repurchase Offers. The Fund will offer to purchase only a small portion of its Interests each quarter, and there is no guarantee that Partners will be able to sell all of the Interests that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund will repurchase only a pro rata portion of the Interests tendered by each Partner. The potential for pro ration may cause some investors to tender more Interests for repurchase than they wish to have repurchased.

The Fund's repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Such a decrease may therefore force the Master Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Master Fund and cause its expense ratio to increase. In addition, because of the limited market for the Master Fund's private equity, real estate and venture capital investments, the Master Fund may be forced to sell its publicly traded securities in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the Master Fund's ratio of illiquid venture capital investments to liquid investments for the remaining investors.

Payment for repurchased Interests may require the Master Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Master Fund's portfolio turnover. The Investment Manager intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

If a Partner tenders all of its Interests (or a portion of its Interests) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Partner after the date on which the repurchase offer terminates. However, although the amount payable to the Partner will be based on the value of the Master Fund's assets as of the repurchase date, the value of Interests that are tendered by Partners generally will not be determined until a date approximately one month later. Thus, a Partner will not know its repurchase price until after it has irrevocably tendered its Interests.

Limited Liquidity; In-Kind Distributions. An investment in the Fund provides limited liquidity since Partners will not be able to redeem Interests on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.

The Fund expects to distribute cash to the holders of Interests that are repurchased. However, there can be no assurance that the Fund will have sufficient cash to pay for Interests that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Interests. Advisor Funds may be permitted to redeem their Interests in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest the Master Fund, which may cause the Master Fund to liquidate certain holdings in Advisory Funds, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Investment Manager would seek to dispose of these securities in a manner that is in the best interests of the Fund. The Fund does not intend to make in-kind distributions to the Partners.

Reliance on Key Personnel of the Investment Manager. The Fund's ability to identify and invest in attractive opportunities is dependent upon the Investment Manager. If one or more of the key individuals leaves the Investment Manager, the Investment Manager may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Absence of Liability. Subject to limitations imposed by the 1940 Act, neither the Partners nor the Investment Manager shall be liable to the Fund or any of the Partners for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Anti-Money Laundering. If the Fund, the Investment Manager or any governmental agency believes that the Fund has sold Interests to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, Investment Manager or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Interests. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases with prior notice to the investor.

Conflicts of Interest. The Investment Manager and its affiliates, as well as many of the Advisors and their respective affiliates, provide investment advisory and other services to clients other than the Fund, the Master Fund and Advisor Funds. In addition, investment professionals associated with the Investment Manager or Advisors may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Investment Manager and its affiliates, "Other Accounts"). As a result of the foregoing, the Investment Manager and Advisors will be engaged in substantial activities other than on behalf of the Master Fund and the Fund and may have differing economic shares in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Master Fund, the Fund and Other Accounts. Advisors may, in pursuing independently of one another their respective investment objectives, effect offsetting transactions, which could result in the Fund bearing transactional costs without obtaining any benefit.

However, it is the policy of the Investment Manager, and generally also the policy of the Advisors, that investment decisions for the Master Fund, Advisor Accounts and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage and that investment transactions and opportunities be fairly allocated among their clients, including the Master Fund, the Fund and Advisor Funds.

Legal, Tax and Regulatory. Legal, tax and regulatory changes could occur that may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which Advisors may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its trading strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. In particular, the SEC recently engaged in a general investigation of hedge funds which could result in increased regulatory oversight and other legislation or regulation relating to hedge fund managers, hedge funds and funds of hedge funds. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Advisor Funds or the Fund and/or limit potential investment strategies that would have otherwise been used by the Advisors or the Fund in order to seek to obtain higher returns.

Certain tax risks associated with an investment in the Fund are discussed in "Certain Tax Considerations" in the Statement of Additional Information.


SPECIAL RISKS OF FUND OF FUNDS STRUCTURE

No Registration. Advisor Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not have the benefit of various protections afforded by the 1940 Act with respect to its investments in Advisor Funds. Although the Investment Manager expects to receive detailed information from each Advisor regarding its investment performance and investment strategy on a regular basis, in most cases the Investment Manager has little or no means of independently verifying this information. An Advisor may use proprietary investment strategies that are not fully disclosed to the Investment Manager, which may involve risks under some market conditions that are not anticipated by the Investment Manager. In addition, many Advisors will not be registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act") in reliance on certain exemptions from registration under that act. In such cases, Advisors will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

Multiple Levels of Fees and Expenses. Although in many cases investor access to the Advisor Funds may be limited or unavailable, an investor who meets the conditions imposed by an Advisor Fund may be able to invest directly with the Advisor Fund. By investing in Advisor Funds indirectly through the Fund and the Master Fund, the investor bears asset-based fees and performance-based fees and allocations. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund and the Master Fund (including organizational and private placement expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Advisor Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in an Advisor Fund directly or in a closed-end fund which did not utilize a "fund of funds" structure.

Certain of the Advisor Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Advisor Funds and the Fund generally. Accordingly, an Advisor to an Advisor Fund with positive performance may receive performance-based compensation from the Advisor Fund, and thus indirectly from the Fund and its Partners, even if the Fund's overall performance is negative. Generally, fees payable to Advisors of the Advisor Funds will range from 1% to 2% (annualized) of the average NAV of the Fund's investment. In addition, certain Advisors charge an incentive allocation or fee generally ranging from 10% to 20% of an Advisor Fund's net profits, although it is possible that such ranges may be exceeded for certain Advisors. The performance-based compensation received by an Advisor also may create an incentive for that Advisor to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Advisor without independent oversight.

Investment Managers Invest Independently. The Advisors generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Advisors do, in fact, hold such positions, the Master Fund's portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Advisors are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Advisor may receive incentive compensation in respect of its portfolio for a period even though the Fund's NAV may have decreased during such period. Furthermore, it is possible that from time to time, various Advisors selected by the Investment Manager may be competing with each other for the same positions in one or more markets. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

Liquidity Constraints of Advisor Funds. Since the Master Fund may make additional investments in or effect withdrawals from an Advisor Fund only at certain times pursuant to limitations set forth in the governing documents of the Advisor Fund, the Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest and may have to borrow money to repurchase Interests. The Master Fund may not be able to withdraw its investment in an Advisor Fund promptly after it has made a decision to do so. This may adversely affect the Fund's investment return or increase the Fund's expenses.

Advisor Funds may be permitted to redeem their shares in-kind. Thus, upon the Master Fund's withdrawal of all or a portion of its interest in an Advisor Fund, it may receive securities that are illiquid or difficult to value. See "Investment-Related Risks--Illiquid Portfolio Investments" and "Distribution Arrangements--Calculation of Net Asset Value." In these circumstances, the Investment Manager would seek to dispose of these securities in a manner that is in the best interests of the Fund.

Advisor Account Allocations. The Master Fund may on occasion allocate its assets to an Advisor by retaining the Advisor to manage an Advisor Account for the Master Fund, rather than invest in an Advisor Fund. It is possible, given the leverage at which certain of the Advisors will trade, that the Master Fund could lose more in an Advisor Account that is managed by a particular Advisor than the Master Fund has allocated to such Advisor to invest. This risk may be avoided if the Master Fund, instead of retaining an Advisor to manage a separate account comprised of a designated portion of the Fund's assets, creates a separate investment vehicle for which an Advisor will serve as general partner and in which the Master Fund will be the sole limited partner. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Advisor Accounts. Advisor Funds that are Advisor Accounts will be subject to the investment policies and restrictions of the Master Fund, as well as the provisions of the 1940 Act and the rules thereunder.

Valuation of Advisor Funds. The valuation of the Master Fund's investments in Advisor Funds is ordinarily determined based upon valuations calculated by the Administrator, in many cases based on information provided by the Advisors of such Advisor Funds. The Master Fund and the Fund will establish a Valuation Committee approved by the Boards of the Master Fund and the Fund to oversee the valuation of the Master Fund's investments, which will be composed of a member of the Board of the Master Fund as well as several representatives of the Investment Manager. Certain members of the Valuation Committee may face conflicts of interest in overseeing the value of the Master Fund's investments, as the value of the Master Fund's investments will affect the Investment Manager's compensation. Although the Valuation Committee reviews the valuation procedures used by all Advisors, neither the Valuation Committee, the Administrator, nor the Investment Manager can confirm or review the accuracy of valuations provided by Advisors or their administrators.

If an Advisor's valuations are consistently delayed or inaccurate, the Investment Manager generally will consider whether the Advisor Fund continues to be an appropriate investment for the Master Fund. The Master Fund may be unable to sell interests in such an Advisor Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Advisor's valuations, and the Valuation Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero, if deemed to be the fair value of such holding. Revisions to the Fund's gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Advisor Funds are completed.

Dilution. If an Advisor limits the amount of capital that may be contributed to an Advisor Fund by the Master Fund, additional sales of Interests of the Fund will dilute the participation of existing Partners in the indirect returns to the Fund from such Advisor Fund.

Turnover. The Master Fund's activities involve investment in the Advisor Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Advisor Funds may be significant, potentially involving negative tax implications and substantial brokerage commissions, and fees. The Master Fund will have no control over this turnover. As a result of this turnover, it is anticipated that the Master Fund's income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Master Fund from an Advisor Fund could involve expenses to the Master Fund under the terms of the Master Fund's investment.

Indemnification of Advisor Funds. The Advisors often have broad indemnification rights and limitations on liability. The Fund may also agree to indemnify certain of the Advisor Funds and their Advisors from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the Advisor Funds.

Indirect Investment in Advisor Funds. Any transaction by which the Master Fund indirectly gains exposure to an Advisor Fund by the purchase of a swap or other contract is subject to special risks. The Master Fund's use of such instruments can result in volatility, and each type of instrument is subject to special risks. Indirect investments will generally be subject to transaction and other fees that will reduce the value of the Master Fund's investment in an Advisor Fund. There can be no assurance that the Master Fund's indirect investment in an Advisor Fund will have the same or similar results as a direct investment in the Advisor Fund, and the Master Fund's value may decrease as a result of such indirect investment.

Investments in Non-Voting Securities. Unlike registered investment companies such as the Master Fund, Advisor Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Manager to monitor whether holdings of the Advisor Funds cause the Master Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Master Fund will be purchasing its interest in an Advisor Fund in non-voting form (i.e., through the purchase, where applicable, of non-voting securities). Additionally, for regulatory reasons, the Master Fund may need to limit the amount of voting securities in a particular Advisor Fund. To the extent the Master Fund holds non-voting securities of an Advisor Fund, it will not be able to vote on matters that require the approval of the investors in the Advisor Fund. This restriction could diminish the influence of the Master Fund in an Advisor Fund and adversely affect its investment in the Advisor Fund, which could result in unpredictable and potentially adverse effects on a limited partner of the Master Fund.

Control Over Advisors. The Investment Manager will invest in Advisor Funds that the Investment Manager believes will generally, and in the aggregate, be managed in a manner consistent with the Fund's investment objective and strategy. The Investment Manager does not and will not control the Advisors, however, and there can be no assurances that an Advisor will manage its Advisor Funds in such a manner.


INVESTMENT-RELATED RISKS

General Economic and Market Conditions. The success of the Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Master Fund in the Advisor Funds and Advisor Accounts and, thus, the Fund's investments. Unexpected volatility or illiquidity could impair the Fund's profitability or result in losses.

Highly Volatile Markets. Price movements of forwards, futures and other derivative contracts in which an Advisor Fund's or Advisor Account's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Advisor Funds and Advisor Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

Natural Resource and Precious Metal Investments. Advisor Funds and Advisor Accounts may make investments in natural resources and precious metals, and thus may be susceptible to economic, business or other developments that affect those industries. Natural resources historically have been subject to substantial price fluctuations over short periods of time. Their prices are affected by various factors, including economic conditions, political events, natural disasters, exploration and development success or failure, and technological changes. In addition, certain natural resources are geographically concentrated, and events in those parts of the world in which such concentration exists may affect their values. The price of gold and other precious metals are affected by unpredictable international monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Markets therefore are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices.

Risks of Securities Activities of the Advisors. The Advisors will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that the Master Fund's investment activities will be successful or that the Partners will not suffer losses. See "Risks of Securities Activities of the Advisors" and "Special Investment Instruments and Techniques" in the Statement of Additional Information for further information.

                                    *   *   *

Limits of Risk Disclosures. The above discussions of the various risks, and the related discussion of risks in the Statement of Additional Information, that are associated with the Master Fund, the Fund, the Interests and the Advisor Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Confidential Memorandum and Limited Partnership Agreement of the Fund and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund's investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Confidential Memorandum.

                                    *   *   *

                                 USE OF PROCEEDS

The proceeds from the sale of Interests, net of the Fund's fees and expenses, will be invested in the Master Fund by the Fund to pursue its investment program and objectives as soon as practicable, but in no event greater than three months, consistent with market conditions and the availability of suitable investments.

                         MANAGEMENT OF THE FUND AND FEES

General. The Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Fund was formed as a limited partnership organized under the laws of the State of Delaware on October 29, 2004 and has no operating history.

The Board of Directors. The Fund is governed by the Board of Directors (the "Board"), which is responsible for protecting the interests of the Partners under Delaware law. The Board is elected by the Partners and meets periodically throughout the year to oversee the Fund's business, review its performance, and review the actions of the Investment Manager. "Board of Directors; Officers" in the Statement of Additional Information identifies the Directors and officers of the Fund and provides more information about them.

The Investment Manager. The Investment Manager is responsible for providing day-to-day investment management services to the Fund, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment management agreement with the Fund (the "Investment
Management Agreement"). Under the Investment Management Agreement, the Investment Manager is responsible for developing, implementing and supervising the Fund's investment program. The Investment Manager is authorized, subject to the approval of the Board, to retain one or more of its affiliates to assist the Investment Manager in providing the investment management services.

The Investment Manager will not be registered with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool operator pursuant to an exemption from registration in CFTC Rule 4.13(a)(3). The Fund will not trade commodity interests directly and the Investment Manager will allocate no more than 50% of the Fund's assets to Advisor Funds that trade commodity interests.

Management Team. The following biographies are of the members of the Investment Committee of the Investment Manager and other officers of the Investment Manager primarily responsible for selecting Advisors on behalf of the Investment Manager and allocating the Fund's assets among them:

         David B. Perkins became the President and Managing Principal of Hatteras Investment Partners in September 2003 and the co-founder and Managing Partner of CapFinancial Partners, LLC in April 2003. Mr. Perkins has 16 years experience in investment management consulting and focuses on institutional and private client relations. Mr. Perkins' responsibilities as a member of Hatteras' Portfolio Management Team include identification of strategies, allocation and optimization of investment strategies, risk management, process development and control, manager selection and due diligence, tactical and strategic asset allocation decisions, as well as strategic planning. While at CapFinancial Partners, LLC his primary responsibilities included strategic and tactical asset allocation and investment manager search and selection, including alternative investment strategies, and performance reporting. Prior to joining Hatteras, Mr. Perkins served as Managing Partner at Wachovia Securities Financial Network, Inc. from June 2002 to September 2003 and as Managing Principal of CapTrust Financial Advisors, LLC from October 1997 to June 2002. Mr. Perkins received his B.A. degree from the University of North Carolina at Charlotte and earned his Certified Investment Management Analyst designation at the Wharton School of the University of Pennsylvania. He also earned his Certified Investment Strategist designation through the Stern School of Business at New York University. Mr. Perkins is a member of the Investment Management
Consultants Association and was elected to the Who's Who of Investment Management Consulting in 1999. Mr. Perkins is also a member of the Chartered Alternative Investment Analyst Association where he earned the designation of Chartered Alternative Investment Analyst.

         Mark W. Yusko became Principal and co-founder of Hatteras Investment Partners in September 2003 and is also President and Chief Investment Officer of Morgan Creek Capital Management, LLC. Mr. Yusko provides a full range of portfolio management functions for the Hatteras Diversified Strategies funds. Mr. Yusko's responsibilities as a member of Hatteras' Portfolio Management team include identification of investment strategies, allocation and optimization of investment strategies, manager selection and due diligence, as well as tactical and strategic asset allocation decisions. Mr. Yusko served as President and Chief Executive Officer for UNC Management Co., LLC from January 1998 to July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds. Mr. Yusko's primary duties included evaluating current and prospective investment managers, exploring investment strategies, spending policy management and providing strategic and tactical asset allocation recommendations to the Board of Trustees. Mr. Yusko received his B.S. degree, with honors, in Biology and Chemistry from the University of Notre Dame and an MBA in Accounting and Finance from the University of Chicago.

         J. Michael Fields became Director of Hatteras Investment Partners in September 2003. In addition to managing the firm's operations, accounting, and legal functions, Mr. Fields is also a member of Hatteras' Portfolio Management team. In this role, Mr. Fields' responsibilities include identification of investment strategies, allocation and optimization of investment strategies, manager selection and due diligence, as well as tactical and strategic asset allocation decisions. Prior to joining Hatteras, Mr. Fields was employed by CapTrust Financial Advisors from August 2002 to September 2003. Prior to joining CapTrust, Mr. Fields was employed by Morgan Stanley in Atlanta, Georgia from January 2000 to August 2002. Mike received his B.A. degree in Economics from the University of Florida in 1995 and his MBA from the University of Central Florida in 1999. Mike is a candidate for Level I of the Chartered Financial Analyst program and a candidate for Level II of the Chartered Alternative Investment Analyst (CAIA) designation.

The following table describes the fees and expenses that the Fund expects to incur and that the Partners can expect to bear, either directly or indirectly, through the Fund's investment in the Master Fund. As the expenses set forth below have not been in effect for a full year, the "Other Expenses" described below are estimates.


Partner Transaction Expenses:
------------------------------------------------------------------------- --------------------------------------------
Maximum Interest Repurchase Fees(1)                                                           5.00%
------------------------------------------------------------------------- --------------------------------------------


Annual Expenses (as a percentage of net assets of the Fund)(2):

-------------------------------------------------------------------------- -------------------------------------------
Management Fee(3)                                                                             1.25%
-------------------------------------------------------------------------- -------------------------------------------
Shareholder Servicing Fee                                                                     0.25%
-------------------------------------------------------------------------- -------------------------------------------
Administration Fee                                                                            0.06%
-------------------------------------------------------------------------- -------------------------------------------
Other Expenses (including organizational expenses, insurance costs,                           0.16%
directors' fees and the Fund's portion of the Master Fund's total expenses)(4)
-------------------------------------------------------------------------- -------------------------------------------
Total Annual Expenses (including the Fund's organizational and initial                        1.72%
private placement expenses)
-------------------------------------------------------------------------- -------------------------------------------


Example

---------------------------------------------------------- -------------- -------------- -------------- --------------
You would pay the following expenses on a $1,000              1 Year         3 Years        5 Years       10 Years
investment in the Fund, assuming a 5% annual return:(5)    -------------- -------------- -------------- --------------

                                                               $71            $61            $104           $226
----------------------------------------------------------------------------------------------------------------------


The purpose of the above table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete

_________

1 A Partner participating in a repurchase offer will be subject to a repurchase penalty equal to up to 5% of the amount requested to be repurchased if such Partner has been a Partner for less than 12 consecutive months.

2 The table summarizes the aggregate expenses of the Fund and the Master Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund.

3 The Fund does not pay the Investment Manager a Management Fee directly, but the Partners bear an indirect share of this fee through the Fund's investment in the Master Fund. For its provision of services to the Master Fund, the Investment Manager receives an annual Management Fee, payable quarterly in advance, equal to 1.25% of the Master Fund's net assets determined as of the first business day of each fiscal quarter.
         In addition, the Investment Manager will charge the Fund a Performance Allocation that is equal to 10% of the excess of the new net profits of the Fund (calculated annually or upon the withdrawal of Interests of the Fund by a Partner) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal on the last business day of the preceding fiscal year of the Fund.

4 Because the Fund is newly organized, this amount is based on estimated net assets of the Fund of $250 million (and $250 million in net assets for the Master Fund). Other Expenses, expressed as a percentage of the Fund's net assets, may be higher if net assets of the Fund are less than $250 million (or if net assets of the Master Fund are less than $250 million). This figure includes the Fund's organizational and offering expenses, which are not expected to exceed $75,000 in the aggregate, and which will initially be borne by the Investment Manager or an affiliate thereof, to be expensed by the Fund upon commencement of operations. Directors' fees, insurance costs and other costs have been allocated among the Master Fund and the Fund, generally 50%/50%. In addition, this figure also includes an estimated amount based on the Fund's pro rata share of the Master Fund's estimated expenses for the first year of the Fund's operations and the expenses that the Fund will bear. The General Partner does not expect the Fund to have $250 million in net assets at the commencement of the Fund's operations.

5 This return is based on the amount by which net new profits of the Interests of the Fund exceed the non-cumulative "hurdle amount," which is calculated as of the last day of the preceding fiscal year of the Fund at a rate equal to the yield-to-maturity of the 90-day U.S. Treasury Bill as reported by the Wall Street Journal, for purposes of this example, on December 31, 2003.

description of the various fees and expenses of the Fund, see "Management of the Fund and Fees" below. The example is based on the expenses set forth in the table above and should not be considered a representation of the Master Fund's future expenses. Actual expenses of the Master Fund may be higher or lower than those shown. Moreover, the annual return may be greater or less than the hypothetical 5% return in the table above; if the annual return were greater, the amount of fees and expenses would increase.

Management Fee. In consideration of the advisory and other services provided by the Investment Manager to the Master Fund pursuant to the Investment Management Agreement, the Master Fund will pay the Investment Manager a management fee (the "Management Fee"), payable quarterly in advance, equal to 1.25% on an annualized basis of the Master Fund's net assets determined as of the first business day of each fiscal quarter. In the case of a partial quarter, the Management Fee will be based on the number of months during the quarter in which the Investment Manager invested Master Fund assets. The Management Fee will be paid to the Investment Manager out of the capital account of each limited partner of the Master Fund and will decrease the net profits or increase the net losses of the Master Fund that are credited to or debited against the capital accounts of its limited partners. The Management Fee will be computed as a percentage of the capital account of each limited partner of the Master Fund, valued based on the net assets of the Master Fund as of the first business day of each fiscal quarter, and will be due and payable in advance within five business days after the beginning of each fiscal quarter. Net assets means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund.

So long as the Fund invests all of its investable assets in the Master Fund, the Fund will not directly pay the Investment Manager an investment management fee; however, the Fund's Partners bear an indirect share of the Investment Management Fee through the Fund's investment in the Master Fund.

Performance Allocation. The Investment Manager will be allocated a Performance Allocation that is equal to 10% of the excess of the new net profits of the Fund (calculated annually or upon the withdrawal of Interests of the Fund by a Partner) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal on the last business day of the preceding fiscal year of the Fund.

Shareholder Servicing Fee. The Fund intends to pay compensation to selected placement agents that hold Interests for their customers in accordance with the shareholder servicing agreements between the Fund and the placement agents. The shareholder servicing fee is payable quarterly at an annual rate of 0.25% of the ending quarter value of Interests held by the placement agents for their customers (prorated for shorter periods). The placement agents will provide customary shareholder services, including responding to questions from the Partners about the Fund, requests to transfer Interests, assisting in selecting dividend payment options and assisting the Fund in administering repurchases. The agreements with the placement agent will provide that each placement agent agree to cooperate in the event of a regulatory audit to determine the Qualified Investor status of the Partners of the Fund. The amount of the shareholder servicing fee may be reduced or eliminated over time to the extent required by applicable regulations or the requirements of the National Association of Securities Dealers, Inc. Servicing fees will accrue daily as an expense of the Fund.

Custodial Services. PFPC Trust Company (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153.

Fund Expenses. The Fund will bear its own expenses including, but not limited to, the Management Fee; the Performance Allocation; the Administration Fee; any taxes; investment-related expenses incurred by the Fund (e.g., management fees charged by the Advisors and Advisor Funds, costs associated with organizing and operating any Advisor Accounts, placement agency fees, interest on indebtedness, research expenses and professional fees (including, without limitation, expenses of consultants and experts) relating to investments); fees and expenses for accounting and custody services; the fees and expenses of Fund counsel, legal counsel to the Independent Directors and the Fund's independent auditors; costs associated with the registration of the Fund, including the costs of compliance with U.S. federal and state laws; costs and expenses of holding meetings of the Board and meetings of the Partners, including costs associated with preparation and dissemination of proxy materials; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board; and such other expenses as may be approved by the Board. The Fund expects to employ dedicated software designed to assist the Investment Manager to keep track of the investments in the Advisor Funds and Advisor Accounts. The cost of such software and any software providers will be a Fund expense, provided that it is approved as such by the Board. The Fund will reimburse the Investment Manager for any of the above expenses that it pays on behalf of the Fund.

Ongoing offering costs required by applicable accounting principles to be charged to capital that are incurred during a fiscal period will be charged to capital for the period.

                                REPURCHASE OFFERS

The Fund expects that a substantial portion of its investments will be illiquid and does not intend to maintain a significant cash position. For this reason, the Fund is structured as a closed-end fund, which means that the Partners will not have the right to redeem their Interests on a daily basis. In addition, the Fund does not expect any trading market to develop for the Interests. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Interests.

To provide the Partners with a degree of liquidity, and the ability to receive net asset value on a disposition of their Interests, the Fund intends to make quarterly offers to repurchase the Interests unless the Board determines that any such offer would not be in the Fund's and the Partners' best interest.

The Board will consider the following factors, among others, in making its determination:

      o    whether any Partners have requested to tender Interests to the Fund;

      o   the liquidity of the Fund's assets;

      o   the investment plans and working capital requirements of the Fund;

      o   the relative economies of scale with respect to the size of the Fund;

      o   the history of the Fund in repurchasing Interests or portions thereof;

      o   the economic condition of the securities markets; and

      o the anticipated tax consequences to the Fund of any proposed repurchases of Interests or portions thereof.

When a repurchase  offer  commences,  the Fund will send a  notification  of the
offer,   in  advance  of  such  offer,  to  the  Partners  via  their  financial intermediaries. The notification will specify, among other things:

      o    the percentage of Interests that the Fund is offering to repurchase;

      o    the date on which a Partner's repurchase request is due;

      o    the Valuation Date applicable to the repurchase;

      o the date by which the Partners will receive the proceeds from their Interest sales; and

      o the most current net asset value of the Interests that is available on the date of the notification, although such net asset value may not be the net asset value at which repurchases are made.

Each quarterly repurchase offer ordinarily will be limited to the repurchase of approximately 5% of the Interests (but in no event to exceed more than 20% of its Interests per quarter). A Partner may participate in a repurchase offer only after 12 consecutive months as Partner. The General Partner may, in its sole discretion, permit repurchases that do not comply with all of these requirements (other than the requirement that the Fund will not repurchase more than 20% of the Interests per quarter); provided, that such non-conforming repurchases may be subject to a penalty equal to up to 5% of the amount requested to be repurchased, to be netted against withdrawal proceeds. The minimum value of a repurchase is $50,000, subject to the discretion of the General Partner to allow otherwise.

Interests will be repurchased at their net asset value determined as of approximately June 30, September 30, December 31 and March 31, as applicable (each such date, a "Valuation Date"). Partners tendering Interests for repurchase will be asked to give written notice of their intent to so by the date specified in the notice describing the terms of the applicable quarterly repurchase offer, which date will be approximately 65 days (but in no event less than 60 days) prior to the date of repurchase by the Fund. Partners who tender may not have all of the tendered Interest repurchased by the Fund. The Fund may elect to repurchase less than the full amount that a Partner requests to be repurchased. If a repurchase offer is oversubscribed, the Fund will repurchase only a pro rata portion of the amount tendered by each Partner. The Fund intends to commence the first quarterly repurchase offer with a Valuation Date on or about June 30, 2005. Thereafter, the Fund will make quarterly repurchase offers with Valuation Dates on or about September 30, December 31, March 31 and June 30 of each year. The quarterly offers constitute a fundamental policy of the Fund that may be changed only with the approval of the Fund's Partners.

The Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Interests.

A Partner who tenders for repurchase only a portion of his Interests will be required to maintain a minimum account balance of $1,000,000. If a Partner tenders a portion of his Interests and the repurchase of that portion would cause the Partner's account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Interests to be purchased from the Partner so that the required minimum balance is maintained. Such minimum capital account balance requirement may also be waived by the Investment Manager, in its sole discretion. To the extent that such policy is inconsistent with the federal securities laws, the Investment Manager will waive such policy.


                              REPURCHASE PROCEDURES

Due to liquidity restraints associated with the Fund's investments in Advisor Funds and the fact that the Fund may have to effect withdrawals from those funds to pay for Interests being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Interests, Interests will be valued on the applicable Valuation Date. The Fund will generally pay the value of the Interests repurchased (or as discussed below, 90% of such value if all Interests owned by a Partner are repurchased) approximately one month after the Valuation Date. This amount will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If all Interests owned by a Partner are repurchased, the Partner will receive an initial payment equal to 90% of the estimated value of the Interests (after adjusting for fees, expenses, reserves or other allocations or redemption charges) and the balance due will be determined and paid promptly after completion of the Fund's audit and will be subject to audit adjustment.

Under these procedures, Partners will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding the value of the Interests as of a date proximate to the Valuation Date. The Partner may inquire of the Fund, at the telephone number indicated on the back cover of the Confidential Memorandum, as to the value of the Interests last determined. In addition, there will be a substantial period of time between the date as of which the Partners must tender the Interests and the date they can expect to receive payment for their Interests from the Fund. However, promptly after the expiration of a repurchase offer, Partners whose Interests are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Interests. Payments for repurchased Interests may be delayed under circumstances where the Fund has determined to redeem its interest in Advisor Funds to make such payments, but has experienced delays in receiving payments from the Advisor Funds.

Repurchases of Interests by the Fund are subject to certain regulatory requirements imposed by SEC rules.


                              TRANSFERS OF INTEREST

No person shall become a substituted Partner of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Interests held by Partners may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Partner; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Unless counsel to the Fund confirms that the transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation, the Board generally will not consider consenting to a transfer of an Interest (or portion of an Interest) unless the transfer is: (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Partner (e.g., certain transfers to affiliates, gifts and contributions to family entities); (ii) to members of the transferring Partner's immediate family
(siblings, spouse, parents, or children); or (iii) a distribution from a qualified retirement plan or an individual retirement account.

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See "Investor Qualifications." Notice of a proposed transfer of an Interest must also be accompanied by a properly completed Subscription Agreement in respect of the proposed transferee. In connection with any request to transfer an Interest (or portion of an Interest), the Fund may require the Partner requesting the transfer to obtain, at the Partner's expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of an Interest by a Partner (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Interest, the balance of the capital account of each of the transferee and transferor is less than $1,000,000. Each transferring Partner and transferee may be charged reasonable expenses, including, but not limited to, attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring an Interest or a portion of an Interest by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Partner, will be entitled to the allocations and distributions allocable to the Interest or a portion of the Interest so acquired, to transfer the Interest or a portion of the Interest in accordance with the terms of the Limited Partnership Agreement and to tender the Interest or a portion of the Interest for repurchase by the Fund, but will not be entitled to the other rights of a Partner unless and until the transferee becomes a substituted Partner as specified in the Limited Partnership Agreement. If a Partner transfers an Interest with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Interest is transferred is admitted to the Fund as a Partner.

By subscribing for an Interest, each Partner agrees to indemnify and hold harmless the Fund, the Board, the General Partner, the Investment Manager, and each other Partner, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Partner in violation of the Limited Partnership Agreement or any misrepresentation made by that Partner in connection with any such transfer.


                         CALCULATION OF NET ASSET VALUE

Each of the Fund and the Master Fund will calculate its net asset value ("NAV") as of the close of business on the last business day of each accounting period (as defined under "Capital Accounts and Allocations--Capital Accounts") and at such other times as the Board may determine, including in connection with repurchases of Interests, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board. The NAV of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The NAV of the Master Fund will equal the value of the total assets of the Master Fund, less all of its liabilities, including accrued fees and expenses. Because the Fund intends to invest substantially all of its assets in the Master Fund, the value of the assets of the Fund will depend on the value of its share of the Advisor Funds or other investments in which the Master Fund invests.

The Valuation Committee of the Master Fund will oversee the valuation of the Master Fund's investments, including in interests in the Advisor Funds, in accordance with written policies and procedures (the "Valuation Procedures") that the Boards of the Master Fund and the Fund have approved for purposes of determining the fair value of securities held by the Master Fund, including the fair value of the Master Fund's investments in Advisor Funds. The Valuation Committee will consist of at least one member of the Board of the Master Fund and one or more representatives of the Investment Manager. The Directors, including the Independent Directors, and the members of the Valuation Committee, have been advised of their duties with respect to valuation as described in the Valuation Procedures.

As a general principle, the fair valuation of a security should reflect the amount that the Valuation Committee determines that the Master Fund might reasonably expect to receive for the security upon the sale or redemption of the security at the time the valuation is made, based on information reasonably available at the time the valuation is made and that the Valuation Committee believes to be reliable. In the case of a security issued by an Advisor Fund, this would typically be equal to the amount that the Master Fund might reasonably expect to receive from the Advisor Fund if the Master Fund's interest were redeemed on the date as of which it was valued (without accounting for any early redemption fees or lock-up periods that may be applicable to the Master Fund's interest). It is anticipated that the Valuation Committee will make this determination based on the valuation most recently provided by the Advisor Fund in accordance with the policies the Advisor Fund has established, which may constitute the Advisor Fund's best estimate at the time based upon data then available, as well as any other relevant information reasonably available at the time of the valuation of the Master Fund's portfolio. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Master Fund's valuation date.

Prior to an investment by the Master Fund in any Advisor Fund, the Valuation Committee will conduct a due diligence review of the valuation methodologies used by the Advisor Fund. As a general matter, Advisor Funds selected by the Master Fund will use market value when available, and otherwise will use principles of fair value applied in good faith. The Valuation Committee will consider whether it is appropriate, in light of all relevant circumstances, to value interests at the NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount. Although the procedures approved by the Board provide that the Valuation Committee will review the valuations provided by the Advisors, neither the Investment Manager, the Valuation Committee nor the Board will be able to confirm independently the accuracy of valuations provided by such Advisors (which are unaudited).

The Valuation Procedures approved by the Board provide that, where deemed appropriate by the Investment Manager and consistent with the 1940 Act, investments in Advisor Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Master Fund is aware of sales of similar securities to third parties at different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Master Fund's investment will be revalued in a manner that the Valuation Committee, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the Valuation Procedures are fair to the Fund and consistent with applicable regulatory guidelines.

To the extent the Investment Manager invests the assets of the Master Fund in securities or other instruments that are not investments in Advisor Funds, the Master Fund will generally value such assets as described below. Securities traded (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price, and (2) on NASDAQ will be valued at the NASDAQ Official Closing Price ("NOCP"), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on NASDAQ for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Master Fund's NAV that would materially affect the value of the security, the value of such a security will be adjusted to its fair value. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. The Valuation Committee or Administrator, as applicable, will monitor the value assigned to each security by the pricing service to determine if it believes the value assigned to a security is correct. If the Administrator or Valuation Committee, as applicable, believes that the value received from the pricing service is incorrect, then the value of the security will be its fair value as determined in accordance with the Valuation Procedures.

Debt securities will be valued in accordance with the Valuation Procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Investment Manager, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Master Fund is determined. When such events materially affect the values of securities held by the Master Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Valuation Committee and/or the Board, in consultation with the Administrator or the Investment Manager, will reevaluate the Fund's fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Although the Valuation Procedures approved by the Board provide that the Valuation Committee will review the valuations provided by the Administrator (via the Advisors or their administrators), none of the Valuation Committee, the Administrator or the Investment Manager will be able to confirm independently the accuracy of any unaudited valuations provided thereby.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board and/or the Valuation Committee (in reliance on the Advisor Funds and/or their administrators) regarding appropriate valuations should prove incorrect. The Master Fund may desire to dispose of an interest in an Advisor Fund, but be unable to dispose of such interest, and could therefore be obligated to continue to hold the interests for an extended period of time. In such a case, the Administrator, upon consultation with the Valuation Committee or the Investment Manager, may continue to value the interests in accordance with the Valuation Procedures, without the benefit of the Advisor's or its administrator's valuations, and may, if so instructed by the Valuation Committee, in its sole discretion, discount the value of the interests, if applicable, in accordance with the Valuation Procedures.

                                      TAXES

In the opinion of counsel to the Fund, based on a "facts and circumstances" analysis, the Fund will be taxable as a partnership for U.S. federal income tax purposes, and, as a result, each Partner will be required to include in income its allocable share of the Fund's taxable income each year, regardless of whether the Fund makes a distribution to such Partner in such year. In addition, for a variety of reasons, a Partner's allocation of taxable income of the Fund in any year may be more or less than the amount of net profits or net losses allocated to the Partner's capital account for that year.

For a discussion of certain tax risks and considerations relating to an investment in the Fund, see "Certain Tax Considerations" in the Statement of Additional Information.

Investors should consult their own tax advisers with respect to the specific federal, state, local, U.S. and non-U.S. tax consequences of the purchase and ownership of an Interest in the Fund and/or the filing requirements, if any, associated with the purchase and ownership of an Interest in the Fund.


                    ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES

Prospective investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, individual retirement accounts and Keogh Plans, may purchase Interests in the Fund. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code").

Because many of the Advisor Funds will likely incur debt in connection with the purchase of securities, futures and other investments, the Fund will likely generate income that is taxable to its tax-exempt Partners as unrelated business taxable income ("UBTI"). In addition, a tax-exempt Partner will likely recognize UBTI if it incurs indebtedness to finance its investment in the Fund, and it is possible that certain investments by the Fund could result in UBTI, even if such investments are not debt financed. Due to these considerations, an investment in the Fund is not appropriate for certain types of tax-exempt entities, including charitable remainder trusts. See "Certain Tax Considerations" in the Statement of Additional Information.

Tax-exempt entities should consult with their tax advisers prior to making an investment in the Fund. An investment in the Fund is not likely to be appropriate for certain types of tax-exempt entities, including charitable remainder trusts. Trustees or administrators of such entities are urged to review carefully the matters discussed in this Memorandum and to consult with their tax advisers prior to making an investment in the Fund. See "ERISA Considerations" in the Statement of Additional Information.


                        CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts. The Fund will maintain a separate capital account on its books for each Partner. Each Partner's capital account will have an opening balance equal to the Partner's initial contribution to the capital of the Fund, and thereafter, will be (i) increased by the amount of any additional capital contributions by such Partner, (ii) decreased for any payments upon repurchase or in redemption of such Partner's Interest or any distributions in respect of such Partner, and (iii) increased or decreased as of the close of each accounting period (as defined below) by such Partner's allocable share of the net profits or net losses of the Fund. A Partner's capital account will also be adjusted for any amounts debited against the Partner's capital account as described below.

Partners' capital accounts are adjusted on the last business day of each accounting period, other than for repurchases and capital contributions, which are debited and credited, respectively, to the Partners' capital accounts as of the beginning of each accounting period. The initial accounting period begins upon the commencement of operations of the Fund. Each subsequent accounting period begins on the business day after the last business day of the preceding accounting period, and each accounting period (including the initial accounting period) ends on the first to occur of (1) the last business day of each fiscal year of the Fund; (2) the last business day of each taxable year of the Fund;
(3) the business day preceding the effective date on which a contribution of capital is made to the Fund; (4) the Valuation Date with respect to any repurchase of an Interest or portion of an Interest by the Fund, or the business day preceding the effective date of any redemption of any Interest or portion of an Interest of any Partner or the complete withdrawal by a Partner; (5) the business day preceding the business day on which a substituted Partner is admitted to the Fund; or (6) the effective date on which any amount is credited to or debited from the capital account of any Partner other than an amount to be credited to or debited from the capital accounts of all Partners in accordance with their respective investment percentages (as defined below).

In addition, the final accounting period shall end on the date the Fund dissolves. An "investment percentage" will be determined for each Partner as of the start of each accounting period by dividing the balance of the Partner's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Partners as of that date, as adjusted for any capital contributions and any repurchases of Interests as of the beginning of such accounting period.

Allocation of Profit and Loss. Net profits or net losses of the Fund for each accounting period will be allocated among and credited to or debited against the capital accounts of all Partners as of the last business day of each accounting period in accordance with Partners' respective investment percentages as of the start of such accounting period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including private placement and organizational expenses) during an accounting period, adjusted to exclude any items to be allocated among the capital accounts of the Partners other than in accordance with the Partners' respective investment percentages.

Allocation of Special Items - Certain Withholding Taxes and Other Expenditures. Withholding taxes or other tax obligations incurred by the Fund that are attributable to any Partner will be debited against the capital account of that Partner as of the close of the accounting period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Partner will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Partner and any successor to the Partner's Interest will be required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Partner, although in the event that the Fund determines that a Partner is eligible for a refund of any withholding tax, it may, at the request and expense of that Partner, assist the Partner in applying for the refund.

Any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Partners, will generally be charged to only those Partners on whose behalf the payments are made or whose circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Partners as of the close of the accounting period during which the items were paid or accrued by the Fund.

Reserves. Appropriate reserves may be created, accrued, and charged against net assets and proportionately against the capital accounts of the Partners for contingent liabilities as of the date the contingent liabilities become known to the Fund or the Board. Reserves will be in such amounts (subject to increase or reduction) that the Fund or the Board may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Partners at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Partners, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board, were Partners at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

                                PLACEMENT AGENTS

CapFinancial Partners, LLC serves as the non-exclusive placement agent for the Fund and will bear its own costs associated with its activities as placement agent. The Fund will pay a shareholder servicing fee to each placement agent that is not affiliated and that has entered into a shareholder servicing agreement with the Fund at an annual rate of 0.25% of the net asset value of the Interests owned by customers of such placement agents.

                             INVESTOR QUALIFICATIONS

Interests will be sold only to persons that are "Qualified Clients" within the meaning of the Advisers Act. Such term includes: (i) a natural person or company (other than a company that is required to be registered under the 1940 Act but is not registered) that has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (ii) persons who have at least $750,000 under the Investment Manager's or its affiliates' management, including any amount invested in the Fund; and (iii) certain employees of the Investment Manager and its affiliates.

Interests may also only be sold to persons who are "Accredited Investors" within the meaning of Regulation D under the Securities Act of 1933, as amended. Generally, this includes natural persons whose net worth is in excess of $1,000,000, or whose individual income for the past two years exceeds $200,000 for each year (with his or her spouse, $300,000) and who has a reasonable expectation of reaching the same income level in the current year. It also includes companies whose total assets exceed $5,000,000.

In addition, Interests are offered only to investors that are U.S. persons for U.S. federal income tax purposes. A person is considered a U.S. person for U.S. federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation, partnership (including an entity treated as a corporation or partnership for U.S. federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Internal Revenue Code of 1986, as amended (the "Code")); or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust.

Prospective investors must complete a Subscription Agreement in order to acquire an Interest in the Fund.

                       INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

The Fund's Investment Objective. The Fund's investment objective is to generate consistent long-term appreciation and returns across all market cycles. The Fund will attempt to achieve this objective by investing substantially all of its assets into Hatteras Master Fund, L.P., a Delaware limited partnership (the "Master Fund"). The Master Fund has the same investment objective as the Fund. The Master Fund will seek to allocate the proceeds among at least 20 trading advisors (the "Advisors") selected by Hatteras Investment Partners LLC (the "Investment Manager"). It is intended that the Fund will provide the Partners (through the Fund's investment in the Master Fund) with access to Advisor Accounts, Advisor Funds, Advisors and overall asset allocation services that, on a collective basis, are typically available to larger institutions in order to seek consistent returns and relatively low volatility.

Allocation. To achieve its objectives, the Fund will, by investing in the Master Fund, diversify investment strategies and use Advisors that are typically available on a collective basis to larger institutions. The Investment Manager pursues the Fund's objective by allocating the Master Fund's assets with Advisors either by the Master Fund becoming a participant in an investment vehicle operated by the Advisor (an "Advisor Fund") or by placing the Master Fund's assets in an account directly managed by the Advisor (each, an "Advisor Account"). Generally, the Investment Manager intends to select Advisors who utilize one or more of six investment strategies: Opportunistic Equity, Enhanced Fixed Income, Absolute Return, Private Equity, Real Estate and Energy/Natural Resources. However, the Investment Manager may also retain Advisors who utilize other strategies. These investments may be accomplished in various ways including direct investments and indirect investments such as through derivative transactions including swaps and options. Although it is not required to do so, the Investment Manager anticipates that the Master Fund will typically utilize at least 20 different Advisors. The Investment Manager is responsible for determining the amount of assets to be allocated to each Advisor and for reallocating assets among new and existing Advisors. Advisors may invest in a wide range of instruments and markets, including, but not limited to, U.S. and non-U.S. equities and equity-related instruments, currencies, commodities, real estate, financial futures, fixed income, debt-related instruments and other derivative products.

In addition to benefiting from the Advisors' individual investment strategies, the Fund expects to achieve the benefits of the Master Fund's broad allocation of its assets among a carefully selected group of Advisors across numerous markets and investment strategies. The Investment Manager expects that by investing through multiple Advisors and across multiple investment strategies, the Master Fund may significantly reduce the volatility inherent in a more concentrated portfolio that is invested in fewer Advisors and/or strategies.

Access. Many high quality Advisor Funds are sometimes organized as limited partnerships that are not required to register under the 1940 Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in such Advisor Funds or as to the qualifications of persons eligible to invest (determined with respect to the value of investment assets held by the managers of such investor) in such Advisor Funds. Many of these Advisor Funds will have greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the nature of performance-based compensation paid to Advisors, the types of trading strategies employed, and in many cases, the amount of leverage they may use.

An investment in the Fund enables investors to invest, through the Master Fund's investments, with Advisors whose services generally are not available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables investors to invest with a cross-section of investment strategies without incurring the high minimum investment requirements that Advisors typically would impose on investors.

Capital Allocation Decisions. The Fund expects Master Fund to allocate its assets broadly among various investment strategies, and to have target ranges for the allocation of capital among such investment strategies. Unless changed by the Investment Manager after notice to the limited partners, the Investment Manager will cause the Master Fund to allocate capital within the asset allocation ranges prescribed for each investment strategy. However, the asset allocation ranges provide the latitude for the Investment Manager to allocate more or less capital to a particular investment strategy depending on the Investment Manager's belief about the opportunities for attractive risk-adjusted returns afforded by that investment strategy over a given investment time horizon. In making such asset allocation decisions, the Investment Manager will consider national and international economic and geopolitical conditions, the risks incident to the investment strategy and the return opportunities for such strategy (among other considerations) and gauge these factors versus the relative opportunities with other investment strategies and the need for a broad portfolio to reduce risk (as measured by volatility).

The Fund's investment objective is non-fundamental and may be changed by the Board without the approval of the Partners. Except as otherwise stated in this Confidential Memorandum or the Limited Partnership Agreement of the Fund, the investment policies, asset allocation ranges, strategies and restrictions of the Fund are not fundamental and may be changed by the Board without the approval of the Partners. The Fund's principal investment policies and strategies are discussed below.


INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund, which in turn will invest its assets in the securities of at least 20 Advisor Funds initially (subject to modification in the sole discretion of the Investment Manager), with the objective of adding additional Advisors as the Master Fund's assets grow and the need to diversify among additional Advisors increases. The investment strategies in which the Advisors will invest are as follows:

Opportunistic Equity. The Opportunistic Equity Portfolio will be composed of Advisor Funds that predominantly invest in all global markets, including the U.S. domestic markets, and predominantly invest in equity securities. While the Opportunistic Equity strategy will consist of Advisor Funds that trade predominantly in equity securities, certain of the Advisors chosen may additionally invest all or a portion of the Advisor Funds in debt instruments.

These Advisors will opportunistically allocate capital to those markets around the globe which present the best opportunities for profit based on either the Advisor's fundamental company valuation analysis or perceived macroeconomic shifts. To achieve an appropriately broad range of investments, the Master Fund may employ more than one Opportunistic Equity Advisor, each of which will typically focus on particular geographical markets in a general set of market capitalization ranges and/or employ a particular style of investing.

Long/Short  Public  Equity.  The  Long/Short  Public Equity  strategy  primarily involves investments in publicly traded equity instruments in developed countries (generally). This strategy involves identifying securities that are mispriced relative to related securities, groups of securities, or the overall market. Advisors that manage Long/Short Public Equity Advisor Funds generally derive performance by establishing offsetting positions (a "long" and "short" position) based on perceived disparities in the relative values of the positions or portfolio of positions. Unlike "long only" managers, Long/Short Public Equity Advisors will almost always have "short" positions in stocks, and may also use a variety of other tools designed to enhance performance (e.g., leverage), mitigate risk and/or protect profits (e.g., market "puts" and "calls," etc.). However, to be included in this asset class, a Long/Short Public Equity Advisor will have to be "net short" biased (i.e., in general, generate returns that have a negative correlation to the overall equity markets) or be "market neutral" (i.e., attempts to offset its "long" position with a corresponding "short" position so that there is no "net long" or "net short" position). On occasion, a manager within the strategy may run a net "long" position; provided, however, that the net "long" position will typically be less than those included in the traditional "long" equity portfolio.

The Long/Short Public Equity Advisor Funds included in the Opportunistic Equity may be "market neutral" or have a net "short" bias. As a result, these Advisor Funds typically tend to have little, if any, negative correlation with traditional equity investments (as contrasted with Long/Short Public Equity Advisors in the Long Equity Portfolio, which will have a "net long" bias and thus would likely have a positive correlation to the broad equity markets or subsets thereof). A "net short" bias Advisor may utilize an equity index hedge to offset the impact of systemic equity risk on the Advisor Fund's short stock position. In addition, hedging can be accomplished through short sales and/or the use of index options and futures or other derivative products. Leverage may also be employed by the Advisors to enhance the risk/reward profile of the portfolio, although leverage also can increase the risk of greater portfolio losses. Short-selling relies on, among other things, fundamental analysis, in-depth knowledge of accounting, an understanding of public market pricing and/or industry research.

Investments may represent short-term trading opportunities or a longer-term fundamental judgment on the relative performance of a security. The key capabilities in long/short equity investing are in-depth fundamental and regulatory analysis, industry experience, and/or valuation and financial modeling. It is important to note that an Advisor may employ all or a portion of these capabilities in constructing its portfolio. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Global Macro. Advisors utilizing Global Macro strategies typically seek to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments. These strategies may include positions in the cash, currency, futures and forward markets. These managers employ such approaches as long/short strategies, warrant and option arbitrage, hedging strategies, inter- and intra-market equity spread trading, futures, options and currency trading, and emerging markets (debt and equity) and other special situation investing. Trading positions are generally held both long and/or short in both U.S. and non-U.S. markets. Global Macro strategies are generally categorized as either discretionary or systematic in nature and may assume aggressive investment postures with respect to position concentrations, use of leverage, portfolio turnover, and the various investment instruments used.

With a broader global scope, returns to the Global Macro strategy generally exhibit little to no correlation with the broader domestic equity and bond markets. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Short Selling. The Short Selling strategy involves selling short the stock of companies whose fundamentals, liability profile and/or growth prospects do not support current public market valuations. A short sale involves the sale of a security that the Advisor Fund does not own with the expectation of purchasing the same security (or a security exchangeable therefor) at a later date at a lower price. To make delivery to the buyer, the Advisor Fund must borrow the security, and the Advisor Fund is obligated to return the security to the lender (which is accomplished by a later purchase of the security by the Advisor Fund) and to pay any dividends paid on the borrowed security over the term of the loan. In the U.S., when a short sale is made, the seller generally must leave the proceeds thereof with the broker and deposit with the broker an amount of cash or securities sufficient under applicable margin regulations and the requirements of the broker (which may be higher) to collateralize its obligation to replace the borrowed securities that have been sold. If short sales are effected in foreign stocks, such transactions may be governed by local law. A short sale involves the theoretically unlimited risk of an increase in the market price of the security that would result in a theoretically unlimited loss. Short-selling can be used to capitalize on any divergence between the long-term value of a stock and the short-term pricing by capital markets of the same stock. Advisor Funds may combine short-selling with an equity index hedge to offset the impact of systemic equity risk on the Advisor Fund's short stock position. Short-selling relies on, among other things, fundamental analysis, in-depth knowledge of accounting, an understanding of public market pricing and/or industry research. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Enhanced Fixed Income. Enhanced Fixed Income strategies seek to provide superior risk-adjusted investment performance by focusing on less efficient areas of the global fixed income markets (including certain sectors of the U.S. fixed income markets). In general, this strategy encompasses High Yield, Distressed, and Global Debt investing (including, among other things, in emerging markets). To achieve an appropriately broad allocation of investments, the Master Fund may employ more than one Advisor in each Enhanced Fixed Income strategy, with the objective of gaining diversification in geography (to minimize the economic or currency risk of a particular country or region), credit quality, issuers, industrial segment and/or other factors important to generate a broad portfolio. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio.

High Yield Debt. The High Yield Debt strategy involves investing predominantly in the debt of financially troubled, or stressed, companies. These companies are generally experiencing financial difficulties that have either led to a default on their indebtedness or increased the likelihood of default. A default may be related to missing a payment of interest or principal when due ("payment default"), which is generally considered a major default, or more minor events of default, such as breaking a financial ratio (e.g., if the debt instrument requires a 2:1 cash flow to debt payment ratio, having a ratio of less than 2:1). These more minor events of default may be waived by the creditor (generally the trustee of the bond issuance), but evidence an increased likelihood that the issuer will not be able to pay the indebtedness when due. Thus, in the event that a company is experiencing financial difficulties (which is generally the case), it is important to determine the following: (a) the capital structure of the company (particularly debt that is senior to the debt issuance being considered), (b) the asset base of the company (what would be realized in a distressed liquidation mode that is generally less than what the assets would be worth in a more orderly disposition) and (c) would this liquidation cover senior obligations and generate sufficient proceeds to repay the debt instrument being purchased. This would represent the liquidation value of the company and give the High Yield Debt Advisor the "downside" case. In addition, the High Yield Debt Advisor would analyze the company to determine the ability of the company to correct any operational difficulties, weather a recession or downturn in its industry or otherwise return to operational health. This requires strong fundamental analysis to determine the company's current health, its prospects for returning to financial health based on current trends or management plans, and the current and prospective operational and economic environment ("fundamental analysis"). In other contexts, a high yield instrument may be one that is issued by a company that still is an investment grade company (but typically in the lower end of investment grade) but may have a specific contingent liability clouding its horizon (e.g., underfunded pension obligations), be in an industry that is experiencing significant turmoil or is in a troubled region of the world, etc. Thus, a critical aspect of investing in high yield fixed income instruments is analyzing these type and other types of exogenous events. High Yield Debt Advisors will generally consider, among other factors, the price of the security, the prospects of the issuer, the company's history, management and current conditions when making investment decisions. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio.

High Yield Debt Advisors may deal in and with restricted or marketable securities and a significant portion of a High Yield Debt Advisor's portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available (i.e., not freely traded).
Investments may involve both U.S. and non-U.S. entities and may utilize leverage.

High yield debt securities generally trade at discounts (sometimes substantial discounts) to par value because many investors are either prohibited from, or willingly avoid, investing due to the complexity of determining the securities' true risk/reward profile. Accordingly, High Yield Debt Advisor Funds typically experience significantly more volatility and risk than traditional fixed income Advisor Funds. To mitigate some of this risk, a High Yield Advisor may use certain hedging tools, such as "shorting" securities in other portions of the capital structure (e.g., being "long" the high yield debt position and "short" the issuer's common stock) in order to mitigate the risk associated with an investment in the company (which may well be highly leveraged). There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Distressed Securities. Distressed Securities strategies entail investing in the debt of companies experiencing significant financial or operational difficulties that often lead to bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event-related situations. These companies are generally experiencing even greater difficulties than companies in the "high yield" category. These securities generally trade at significant discounts to par value, because of these difficulties and because certain classes of investors are precluded, based on their investment mandates, from holding low-credit instruments. Profits are generally made based on two kinds of mispricings: (1) fundamental or intrinsic value and (2) relative value between comparable securities. The main competencies required to successfully implement these strategies lie in correctly valuing the intricacies of distressed businesses and industries as well as in adequately assessing the period over which the capital will be invested.

Distressed Securities Advisors may seek to identify distressed securities in general or focus on one particular segment of the market (such as the senior secured debt sector, subordinated notes, trade claims or distressed real estate obligations) depending on their expertise and prior experience. Additionally, Distressed Securities Advisor Funds may be diversified across passive investments in the secondary market, participations in merger and acquisition activity, or active participation in a re-capitalization or restructuring plan. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio. Distressed Securities Advisors may actively attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Additionally, they may take an active role and seek representation in management on a board of directors or a creditors' committee. In order to achieve these objectives, Distressed Securities Advisors may purchase, sell, exchange, or otherwise deal in and with restricted or marketable securities including, without limitation, any type of debt security, preferred or common stock, warrants, options, and hybrid instruments. A significant portion of a Distressed Securities Advisor's portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Investments may involve both U.S. and non-U.S. entities and may utilize leverage. In addition, a Distressed Securities Advisor may use certain hedging tools, such as "shorting" securities in other portions of the capital structure (e.g., being "long" the distressed securities position and "short" the issuer's common stock) in order to mitigate the risk associated with an investment in an otherwise "troubled" company. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Distressed Securities Advisor Funds typically experience significantly more volatility and risk than traditional fixed income Advisor Funds.

Global/Emerging Market Debt. Global/Emerging Market Debt investing involves purchasing debt securities including bonds, notes and debentures issued predominantly by non-U.S. corporations; debt securities issued predominantly by non-U.S. Governments; or debt securities guaranteed by non-U.S. Governments or any agencies thereof. The strategy will generally consist of Advisor Funds investing in global fixed income portfolios and/or emerging markets debt securities. Given the markets in which it invests, a significant portion of a Global Debt Advisor's portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Further, an investment in bonds issued by foreign governments or corporations may carry significant geo-political risks, legal risks, currency risks (significant devaluations) and liquidity risks (lack of developed trading markets), among other things.

The Master Fund may invest in more than one Global Debt Advisor, with a goal of gaining diversification among macroeconomic risks, specific geographic market risk, currency risk, credit risk, and/or interest rate risk. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio.

Given liquidity issues, currency risk, credit risk, interest rate risk and geo-political risks, Global Debt Advisor Funds typically experience significantly more volatility and risk than traditional fixed income Advisor Funds. To mitigate some of this risk, a Global Debt Advisor may use certain hedging tools, such as "shorting" securities in other portions of the capital structure (e.g., being "long" the global debt position and "short" the issuer's common stock) or buying protection for a decline in the native currency or the US dollar in order to mitigate the risk associated with an investment in a particular Global Debt security. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.


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


Absolute Return

The following strategies comprise the "Absolute Return" asset class, an asset class that is defined herein as having a relatively low or negative correlation to the equity markets. In addition, certain strategies within this asset class may have less volatility through the use of arbitrage based strategies and hedging tools (e.g., "market" puts and calls, etc.). With respect to the "Absolute Return" Class, the Master Fund may invest in an Advisor Fund that utilizes one or more of the following strategies:

Convertible Arbitrage. The Convertible Arbitrage strategy typically involves the purchase of a convertible debt or preferred equity instrument (an instrument that is effectively a bond or has a fixed obligation of repayment with an embedded equity option, non-detachable warrants or an equity-linked or equity-indexed note) concurrent with the short sale of, or a short over-the-counter ("OTC") derivative position in, the common stock of the issuer of such debt instrument. Investment returns are driven by a combination of an attractive coupon or dividend yield, interest on the short position and the level of the underlying stock's volatility (which directly affects the option value of the security's conversion feature). The Investment Manager believes that convertible arbitrage necessitates rigorous analysis to determine the portion of the value of the convertible security that is composed of equity-like elements and the portion that is composed of debt-like elements. The Investment Manager believes that some of the key capabilities necessary to successfully run a convertible arbitrage portfolio include, among other things: reviewing the convertible market for attractive investment opportunities, accurately modeling the conversion option value, and in-depth fundamental credit analysis in building and managing the convertible arbitrage portfolio.

The Master Fund may invest in one or more Advisors with exposure in the convertible arbitrage strategy to provide greater diversification across markets (U.S. and non-U.S. issues), sectors, credit ratings, and market capitalizations.

Merger Arbitrage. The Merger Arbitrage strategy involves taking short and long investment positions in the stock of acquiring and target companies upon the announcement of an acquisition offer. Acquisitions are typically paid for in stock, cash or a combination thereof. Thus, when an acquisition is announced, the acquiring company ("Acquiror") will establish a price per share of the company being acquired ("Target") in cash (per share cash price), stock (a share ratio is established) or a combination thereof. Typically, the Target traded for less than the price being paid (in either cash or stock) prior to the announcement. When the announcement is made, the Target's stock price will typically increase but still trade at a discount to the price being offering by the Acquiror. This discount--and the size of the discount--is principally a function of three factors: (a) the risk that the acquisition will close, (b) the time frame for closing (i.e., the time value of money) and (c) the amount of liquidity or capital being deployed by merger arbitrageurs and other investors. Accordingly, if a merger arbitrageur or investor believes that the risk of the acquisition not closing is not significant relative to the returns that can be generated by the "spread" between the current stock price of the Target and the price being offered by the Acquiror, the merger arbitrageur or investor will generally buy shares of the Target and "short" shares of the Acquiror in a stock for stock transaction. When the deal closes, the risk premium vanishes and the Advisor's profit is the spread.

Acquisitions sometimes fail because the U.S. government, European Union or some other governmental entity does not approve of aspects of a transaction due to anti-trust concerns (e.g.,

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

GE's failed attempt to acquire Honeywell), tax reasons, subsequent disagreements between the Acquiror or Target as to management transition or corporate governance matters or changing market conditions. Accordingly, the Investment Manager believes that key factors in the successful implementation of merger arbitrage are expertise in regulatory areas such as antitrust, tax, and general corporate law; corporate governance; fundamental analysis and valuation; the ability to assess the probability of a successful outcome; and the ability to access superior market intelligence.

This strategy is more cyclical than many other strategies, since it requires a supply of corporate mergers and acquisitions to deploy capital. From the middle part of 2000 to the middle part of 2003, activity within this strategy has been limited. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Event Driven Arbitrage. Event Driven Arbitrage centers on investing in securities of companies facing a major corporate event. The goal is to identify securities with a favorable risk-reward ratio based on the probability that a particular event will occur. Such events include, but are not limited to corporate events, such as restructurings, spin-offs and significant litigation (e.g., tobacco litigation).

Opportunities in this area are created by the reluctance of traditional investors to assume the risk associated with certain corporate events. This strategy is research intensive and requires continual review of announced and anticipated events. In addition, the analysis required differs significantly from conventional securities analysis, and many investors may be ill-equipped to analyze certain types of situations or respond to them in a timely manner. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Fixed Income Arbitrage. Fixed Income Arbitrage is designed to identify and exploit anomalous (typically based on historical trading ranges) spreads in the prices of functionally equivalent or substitutable securities. Such disparities, or spreads, are often created by imbalances in supply and demand of different types of issues (for example, agencies relative to U.S. Treasuries). A combination of macroeconomic analysis, political risk analysis, analysis of government policy and sophisticated financial modeling is oftentimes used to identify pricing anomalies. A typical arbitrage position consists of a long position in the higher yield, and therefore lower priced, security and a short position in the lower yield, higher priced security. For example, agencies of a similar duration of U.S. Treasuries have over time established a relatively well defined trading range and carry a higher interest rate or yield. When agencies trade at a discount to this range (e.g., when there is discussion about whether agencies should continue to receive a U.S. government guarantee), agencies will trade at a higher than normal discount to U.S. Treasuries (reflected by a higher current yield in agencies). Accordingly, the Advisor will buy the agencies "long" and then "short" the U.S. Treasuries. When the spread narrows or becomes more in line with historical norms, the Advisor generates a profit by closing its position. In general, these fixed income investments are structured with the expectation that they will be non-directional and independent of the absolute levels of interest rates. As this interest rate exposure is hedged


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

out, these strategies generally exhibit little to no correlation to the broader equity and bond markets. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Fixed Income Arbitrage may also include buying fixed income or yield bearing instruments "long" with a higher coupon or yield and "shorting" a shorter duration instrument with a lower coupon. The Advisor makes a "spread" on the difference between the higher yielding "long" position and the lower yielding "short" position. Investment banks may allow an Advisor to use significant leverage in these positions (particularly if the instruments are investment grade corporate securities or government securities). The principal risk in this strategy is rising interest rates, which often result in a greater decline in the value of the "long" position than in the "short" position. In such a case, the Advisor will either have to provide additional collateral to the investment bank lender or close the position at a loss. Depending on the level of leverage and the duration of the "long" position, the resulting loss of capital could be significant.

Volatility Arbitrage. This strategy entails the use of derivative investments and can be used on both a stand-alone basis and as a hedging strategy in conjunction with other investment strategies. As a stand-alone strategy, exchange traded domestic or global index options and/or options on futures contracts are used to exploit anomalies in the pricing of volatilities in related assets. There are several well-defined related securities and/or asset classes that Volatility Arbitrage Advisors typically follow to determine when they are out of their historical trading ranges. By continually monitoring these relationships, the Advisor can identify when the securities or asset classes trade out of their normal trading range and can put a trade on when there has not been a fundamental, or exogenous, change in the relationship. For example, in 2002 market index volatility reached levels not seen since the 1930's; once it was determined that the volatility indices for these markets were trading significantly above their historical trading bands, many managers put on positions that were net "short" volatility. This strategy thus seeks to profit when overall market index volatility declines, reverting back to a more normal historical range. As an adjunct strategy, these same derivative instruments can be used to manage risk and enhance returns on investments made utilizing other strategies. Use of derivatives often relies on extensive quantitative modeling, volatility estimation and proprietary in-house trading models. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Statistical Arbitrage. Statistical Arbitrage strategies seek to profit from offsetting long and short positions in stocks or groups of related stocks exhibiting pricing inefficiencies that are identified through the use of mathematical models. The strategy primarily seeks out these inefficiencies by comparing the historical statistical relationships between related pairs of securities (e.g. intra-industry or competitor companies). Once identified, the Advisor will establish both long and short positions and will often utilize leverage as the identified discrepancies are usually very slight in nature. A strong reliance on computer-driven analysis and relatively minute pricing inefficiencies are what typically separate this strategy from a more traditional long/short equity strategy. Though typically market neutral in nature, a statistical arbitrage portfolio's gross long and short positions may be significantly large and portfolio turnover can often be high.

In addition to identifying related pairs of securities, statistical arbitrageurs will also seek out inefficiencies in market index constructions. This index arbitrage strategy is designed to profit from temporary discrepancies between the prices of the stocks comprising an index and the price of a futures contract on that index. For example, by buying the 500 stocks comprising the S&P 500 index and simultaneously selling an S&P 500 futures contract, an investor can profit when the futures contract is expensive relative to the underlying basket of stocks based on statistical analysis. Like all arbitrage opportunities, index arbitrage opportunities typically disappear once the opportunity becomes better-known and other investors act on it. Index arbitrage can involve large transaction costs because of the need to simultaneously buy and sell many different stocks and futures, and so leverage is often applied. In addition, sophisticated computer programs are typically needed to keep track of the large number of stocks and futures involved.

While Statistical Arbitrage typically relies on quantitative, computer-driven models, some subjective investment decisions are required of the manager when selecting securities to be "long" and "short." The Investment Manager believes that the key requirement to profit in this strategy is strong fundamental company and industry analysis. An Advisor who is able to more clearly discern closely related pairs of securities will likely outperform trading the strategy over time. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.


Private Equity

Private Equity investing seeks to generate capital appreciation through investments in private companies in need of capital. The Private Equity strategy seeks to profit from, among other things, the inefficiencies inherent in these markets through valuation and due diligence analysis of available business opportunities. Over time, the Master Fund will attempt to invest in a group of Advisor Funds that vary widely: sector, size, stage (venture, mezzanine, etc.), duration, liquidity, and the extent to which the Advisors take an active role in managing and operating the business. Additionally, it is expected that Advisor Funds will engage in both direct investment and co-investment private equity deals. The Investment Manager believes that the key capabilities necessary to successfully structure private equity transactions include, among other things, comprehensive business operations analysis; competitive industry landscape analysis; legal, environmental and other contingent liability analysis; ability to gauge management skill and effectiveness; ability to align interests of company management and the Advisor Fund; and ability to ascertain the optimal financing vehicle and structure. Finally, the eventual success or failure of Private Equity investing ultimately hinges on the ability of Advisors to attract and develop a steady flow of quality investment opportunities to analyze.

Securities issued by private partnerships investing in private equity investments may be more illiquid than securities issued by other Advisor Funds generally, because the partnerships' underlying private equity investments may tend to be less liquid than other types of investments. The Investment Manager anticipates that it will invest primarily in investments that are not as illiquid as private equity partnerships, and therefore the Master Fund may have little, if any, capital allocated to such partnerships, until the Investment Manager determines that, among other things, the Master Fund is large enough to have gained appropriate diversification. In addition, the Investment Manager anticipates that attractive opportunities to invest in private equity partnerships will typically occur only periodically, as the Advisors in this asset class often only raise capital for new partnerships when existing partnerships are substantially invested.


Real Estate

The Real Estate strategy consists generally of investing in Advisor Funds that are: (a) registered investment companies or managers that invest in real estate investment trusts (commonly known as "REITs") and (b) private partnerships that make direct investments in (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties, (ii) raw land, which may be held for development or for the purpose of appreciation; and/or (iii) timber (whether directly or through a REIT or other Advisor Fund). This strategy derives performance from accurately valuing the future income-producing capacity of a real estate property from its location, condition and previous operating history (cash flow, occupancy rates and expenses) relative to other fixed income or yield alternatives.

REITs seek to optimize share value and increase cash flows by acquiring and developing new projects, upgrading existing properties or renegotiating existing arrangements to increase rental rates and occupancy levels. REITs must distribute 90% of their net earnings to investors in order to benefit from a special tax structure, which means they may pay high dividends. The value of a particular REIT can be affected by such factors as its need for cash flow, the skill of its management team, and defaults by its lessees or borrowers or the current interest rate environment relative to the yield being generated by a particular REIT. To a much lesser extent, conventional mortgage loans, participating mortgage loans, common or preferred stock of companies whose operations involve real estate (i.e., that primarily own or manage real estate), and collateralized mortgage obligations ("CMOs") will be used as the investment vehicle of choice.

Advisors whose Advisor Funds are private partnerships that invest in real estate typically offer the opportunity to generate high absolute returns, but without the liquidity offered by REITs. These Advisors will invest mainly in established properties with existing rent and expense schedules or in newly constructed properties with predictable cash flows or in which a seller agrees to provide certain minimum income levels. On occasion, these Advisors may invest in raw land, which may be acquired for appreciation or development purposes. These Advisors typically provide their investors with a current yield (generally from rental or lease income on properties) and will often seek to generate capital gains through the sale of properties. However, these Advisors often do not provide their investors with the right to redeem their investment in the Advisor Fund, thus the investors only gain liquidity in their investment though the distribution of rental income and the ultimate liquidation or sale of real estate assets held by the Advisor Fund.

Advisor Funds may additionally invest in foreign real estate or real estate-related investments. The Master Fund will consider the special risks involved in foreign investing before investing in foreign real estate and will not invest unless an underlying Advisor Fund has exhibited prior expertise in the foreign markets in which it invests.

Securities issued by private partnerships investing in real estate may be more illiquid than securities issued by other Advisor Funds generally, because the partnerships' underlying real


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

estate investments may tend to be less liquid than other types of investments. The Investment Manager anticipates that it will invest primarily in investments that are not as illiquid as private real estate partnerships, and therefore the Master Fund may have little, if any, capital allocated to such partnerships, until the Investment Manager determines that, among other things, the Master Fund is large enough to have gained appropriate diversification. In addition, the Investment Manager anticipates that attractive opportunities to invest in private real estate partnerships will typically occur only periodically, as the Advisors in this asset class often only raise capital for new partnerships when existing partnerships are substantially invested.


Energy/Natural Resources

The Energy strategy  consists  generally of investing in Advisor Funds that are:
(a) registered investment companies or managers that invest in publicly-traded energy companies and (b) private partnerships that make direct investments in private or (sometimes) smaller publicly traded energy companies. The types of companies included within the "energy" sector will include a diverse range of energy industry sectors, including: oilfield service and equipment manufacturing sectors, exploration and production, technology, pipelines and storage, and power generation and transmission.

The Investment Manager believes that the key capabilities necessary to successfully run the energy strategy include, among other things, comprehensive business operations analysis; competitive industry landscape analysis; accurate energy asset valuation; commodities valuation and market analysis; legal, environmental and other contingent liability analysis; ability to gauge management skill and effectiveness; ability to align interests of company management and the Advisor Fund; and ability to ascertain the optimal financing vehicle and structure.

Generally, the Energy Advisors will engage in longer-term investments with lower portfolio turnover than many of the other investment strategies. Additionally, it is anticipated that the Energy strategy's returns may exhibit relatively low correlation to the returns of the broader equity and bond markets as well as the other investment strategies in the Fund.

Securities issued by private partnerships investing in energy or natural resources may be more illiquid than securities issued by other Advisor Funds generally, because the partnerships' underlying energy and natural resources investments may tend to be less liquid than other types of investments. The Investment Manager anticipates that it will invest primarily in investments that are not as illiquid as such partnerships, and therefore the Master Fund may have little, if any, capital allocated to such partnerships, until the Investment Manager determines that, among other things, the Master Fund is large enough to have gained appropriate diversification. In addition, the Investment Manager anticipates that attractive opportunities to invest in private energy or natural resources partnerships will typically occur only periodically, as the Advisors in this asset class often only raise capital for new partnerships when existing partnerships are substantially invested.

In addition, the Master Fund may invest in other natural resources, such as timberlands, basic metals (e.g., iron, aluminum, and copper), precious metals (e.g. gold, silver, platinum and palladium) and other basic commodities. The Investment Manager believes that all non-energy related investing will account for a modest portion of the overall portfolio.

                         OVERVIEW OF INVESTMENT PROCESS

Manager Criteria; Portfolio Construction. The Fund shall strive to maintain a broad allocation of its assets, both with regard to allocation of assets among Advisors and also allocation of assets among various asset classes, as set forth below. In general, studies indicate that a broadly allocated portfolio enables an investor to generate more consistent returns than one that is more concentrated. Accordingly, a broad allocation of assets is generally noted as a means to reduce investment risk as measured by volatility. Correspondingly, while a broad allocation of assets lowers volatility and helps to mitigate the risk of investment losses, an unconcentrated portfolio is subject to limitations on its ability to generate relatively high investment returns than a more concentrated portfolio can sometimes generate. Accordingly, an unconcentrated portfolio may be appropriate for investors that want less volatility in their portfolio and are willing to accept relatively lower, but generally more consistent, returns than a portfolio concentrated in a very few asset classes or Advisors.

In general, the Master Fund intends to allocate its assets in two ways: (a) allocation among Advisors and (b) allocation among asset classes. In addition, within these divisions, one can further diversify by investment strategy and geography, among other things. The Master Fund may allocate assets to more than one Advisor Fund sponsored by the same Advisor, such as in the event that an Advisor sponsors Advisor Funds in various asset classes.

Manager Diversification. The Investment Manager defines "manager risk" as the risk that an Advisor will not generate the returns commensurate with the mean of the Advisor's peer group (e.g., same investment style and asset class) because of (a) poor fundamental analysis and/or security selection, (b) market timing,
(c) management turnover within the Advisor or (d) other factors or circumstances that affected that Advisor's performance specifically that were not caused by market conditions within the Advisor's asset class generally. Manager risk can be reduced by, among other things, due diligence conducted on the Advisors and diversifying across multiple Advisors within the same or similar asset class.

Accordingly, the Investment Manager on behalf of the Fund will generally attempt to allocate assets among multiple Advisors to achieve an appropriately broad allocation among asset classes and also among Advisors. The Master Fund will not invest assets that, at the time invested, represent more than 15% of its net assets with any one Advisor. It is important to note, however, that the Master Fund may invest less than 10% of its net assets with an Advisor Fund, and through appreciation of the Advisor Fund or depreciation of the other Advisor Funds owned by the Master Fund, that Advisor Fund may have more than 10% of the Master Fund's net assets in the future. In addition, the Master Fund shall not invest capital, which at the time invested, represents more than 10% of an Advisor Fund's assets.

Allocation Among Asset Classes. The initial asset allocation ranges are intended to be as follows:

--------------------------------------------- ----------------------------------
                                                           RANGE
             ASSET CLASS                      ----------------------------------
                                                 Min.       Target       Max.
--------------------------------------------- ----------- ----------- ----------
Opportunistic Equity                             15%         25%         35%
--------------------------------------------- ----------- ----------- ----------

Enhanced Fixed Income                            15%         25%         35%
--------------------------------------------- ----------- ----------- ----------
Absolute Return                                  10%         20%         30%
--------------------------------------------- ----------- ----------- ----------

Private Equity(1)                                 5%         10%         15%
--------------------------------------------- ----------- ----------- ----------

Real Estate(1)                                    5%         10%         15%
--------------------------------------------- ----------- ----------- ----------

Energy/Natural Resources(1)                       5%         10%         15%
--------------------------------------------- ----------- ----------- ----------

_________________

(1) Initially, the Master Fund will likely have little capital allocated to illiquid funds focusing on private equity, real estate and/or energy/natural resources Advisor Funds. Securities issued by private partnerships investing in private equity, real estate and/or energy/natural resources may be more illiquid than securities issued by other Advisor Funds generally, because such partnerships' underlying investments may tend to be less liquid than other types of investments. The Investment Manager anticipates that it will invest primarily in investments that are not as illiquid as such partnerships, and therefore the Master Fund may have little, if any, capital allocated to such partnerships, until the Investment Manager determines that, among other things, the Master Fund is large enough to have gained appropriate diversification. In addition, the Investment Manager anticipates that attractive opportunities to invest in such partnerships will typically occur only periodically, as the Advisors in this asset class often only raise capital for new partnerships when existing partnerships are substantially invested. Accordingly, most, if not all, of the exposure that the Fund will initially have to real estate and energy is expected to be principally through investments in liquid funds that invest in publicly traded REITs and energy securities, respectively.


Adviser's Right to Alter Asset Allocation Ranges. Subject to the Limited Partnership Agreement of the Fund, the Investment Manager may, in its discretion, change or modify the asset allocation ranges from time to time. The Investment Manager does not currently intend to change or modify the asset allocation ranges to provide for a greater than 45% allocation to illiquid funds (at the time of investment).


                     DUE DILIGENCE AND SELECTION OF ADVISORS

General. It is the responsibility of the Investment Manager to research and identify Advisors, to satisfy itself as to the suitability of the terms and conditions of the Advisor Funds and to allocate or reallocate the Master Fund's assets among Advisors and asset classes. In the event that the Master Fund has one or more Sub-Advisers, it is also the responsibility of the Investment Manager to negotiate the investment subadvisory agreements, subject to requisite approval by the Partners or SEC exemptive relief from such requirements. There can be no assurance that the Fund will seek, or that the SEC will grant, such exemptive relief. The Investment Manager allocates the Master Fund's assets among Advisors using the diverse knowledge and experiences of the Investment Committee members to assess the capabilities of the Advisors and to determine an appropriate mix of investment strategies, asset classes, sectors and styles given the prevailing economic and investment environment. To ensure a broad allocation of assets among Advisors, the Investment Manager intends to limit the Master Fund's investments with any one Advisor to no more than 15% of the Master Fund's net assets at the time the investment was made. The Advisors with which the Master Fund invests may pursue various investment strategies and are subject to special risks. See "General Risks" and "Investment Related Risks."

Process of Portfolio Construction. The Investment Manager generally intends to employ a multi-step process in structuring and monitoring the Master Fund's portfolio.

Step 1: The Investment Manager will attempt to develop a pool of potential Advisor Funds to consider for investment. The Investment Committee will use its expertise and contacts in the investment management industry, along with third party publications and databases, to gain coverage of relevant investment opportunities across strategies, sectors, risk tolerances and objectives.

Step 2: The Investment Committee will identify potential Advisor Funds based on quantitative, qualitative, or due diligence criteria. In its quantitative consideration of potential investments, the Investment Manager may undertake a variety of analyses to screen prospective Advisor Funds. Quantitative considerations may include, among other things, an analysis of each Advisor Fund's return, risk (as measured by the volatility of a prospective Advisor Fund's returns), drawdowns (any period during which a prospective Advisor Fund's value is below its previous highest value; that is, any period during which it has suffered a loss), and correlations (the statistical relationship between a prospective Advisor Fund's return and the return of other Advisor Funds or certain markets) on both an individual basis and relative to its associated hedge fund strategy as described below. In addition, the Investment Manager may consider certain historical portfolio information for each prospective Advisor Fund.

The potential Advisor Funds may also be evaluated on the basis of certain qualitative or due diligence criteria. Qualitative considerations may include, among other things, organizational profile, assets under management, quality and experience of key investment personnel, depth and continuity of the investment team, quality of administrative systems and support staff, ability to implement strategies, and a consideration of various risk control philosophies employed by the various Advisors.

Step 3: Once a broad pool of potential Advisor Funds has been identified, the Investment Committee then determines an allocation for the Master Fund's assets across the pool, consistent with the asset allocation ranges then in effect. In creating the Master Fund's asset allocation targets (which shall be within the asset allocation ranges then in effect), the Investment Committee will analyze the performance results associated with each potential Advisor Fund and its investment strategy to determine the return, risk, and correlation relationships within and between each investment strategy and potential Advisor Fund over time. The Investment Committee may also analyze existing and developing market, economic, and/or financial trends.

Step 4: The fourth step will see this due diligence effort revisited from time to time for the life of the Master Fund. The Investment Manager intends to monitor the overall level of assets managed, the estimated capacity of each Advisor Fund, any management or firm ownership changes and the adherence to the pre-defined strategy and risk/return targets set forth when the investment was made. The Investment Committee will regularly monitor the returns of each Advisor Fund in an effort to evaluate whether its return pattern is consistent with the expected return pattern for that particular Advisor Fund or asset class, as applicable. If any Advisor Fund's returns fall outside certain limits established by the Investment Committee, the committee may carry out a formal review of the Advisor Fund to determine if a reallocation of the Master Fund's assets is necessary. As a general matter, an Advisor who can provide statistical evidence that its management consistently outperforms its peers within the Advisor Fund's investment strategy (whether based on net performance after fees and expenses or on a risk-adjusted basis, taking into account volatility) will be favored over investment advisers whose records do not provide such evidence. In addition, the Investment Committee will also seek to add Advisor Funds that provide certain types of exposure or risk-return tendencies that complement the entire investment portfolio of the Fund or other Advisor Funds within that particular asset class.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Purchase Terms .............................................................B-1

Investment Policies and Practices...........................................B-1

Certain Portfolio Securities and Other Operating Policies...................B-3

Risks of Securities Activities of the Advisors.............................B-11

Special Investment Instruments and Techniques..............................B-15

Board of Directors; Officers...............................................B-19

Code of Ethics.............................................................B-22

Proxy Voting Policies and Procedures.......................................B-23

Investment Management Services.............................................B-25

Conflicts of Interest Relating to the Investment Manager...................B-27

Conflicts of Interest Relating to Advisors.................................B-28

Certain Tax Considerations.................................................B-29

ERISA Considerations.......................................................B-36

Brokerage..................................................................B-38

Independent Auditors and Legal Counsel.....................................B-39

Custodian..................................................................B-40

Summary of Limited Partnership Agreement...................................B-40

Reports to Partners........................................................B-43

Fiscal Year................................................................B-43

Fund Advertising and Sales Material........................................B-43

Financial Statements.......................................................B-43

                          HATTERAS MULTI-STRATEGY FUND

                                     PART C

                                OTHER INFORMATION


Item 24. Financial Statements and Exhibits

         (1) Financial Statements:

         Registrant's audited initial Balance Sheet and Report of Independent Auditors to be filed by amendment.

         (2) Exhibits:

         (a) (1) Limited Partnership Agreement of Hatteras Multi-Strategy Fund, L.P.*

         (a) (2)  Certificate of Limited Partnership of the Fund

         (b) Not applicable

         (c) Not applicable

         (d) Refer to Exhibit (a)(1)

         (e) Not applicable

         (f) Not applicable

         (g) Form of Investment Management Agreement*

         (h) Form of Placement Agency Agreement*

         (i) Not applicable.

         (j) Form of Custodian Agreement*

         (k) (1)  Form of Servicing Agreement*

         (k) (2)  Form of Administration Agreement*

         (l) Opinion and Consent of Mayer, Brown, Rowe & Maw LLP dated   , 2004*

         (m) Not applicable.

         (n) Opinion and Consent of Independent Accountants*

         (o) Not applicable.

         (p) Purchase Agreement for Initial Capital*

         (q) Not applicable.

         (r) (1) Code of Ethics of the Fund*

             (2) Code of Ethics of the Investment Adviser*

             (3) Code of Ethics of the  Principal  Executive  and Financial
                 Officers of the Fund*

         * To be filed by amendment.


Item 25. Marketing Arrangements

         Refer to Exhibit (h).


Item 26. Other Expenses of Issuance and Distribution

                  Registration and Filing Fees

                  National Association of Securities Dealers, Inc. Fees

                  Blue Sky Fees

                  Printing (Other than Certificates)

                  Engraving and Printing Certificates

                  Accounting Fees and Expenses

                  Legal Fees and Expenses

                  Miscellaneous

                  Total

Item 27. Persons Controlled by or Under Common Control with the Registrant

         None.

         Item 28.    Number of Holders of Securities

         As of _________, 2004, the number of record holders of each class of securities of the registrant, is shown below:

                              (1)                              (2)
                         Title of Class               Number of Recordholders
                         --------------               -----------------------

                     Shares of beneficial interest             1

Item 29.    Indemnification

         Section 3.10 of the Registrant's Limited Partnership Agreement states as follows:

         (a) To the fullest extent permitted by law, the Partnership will, subject to Section 3.10(c) of this Agreement, indemnify each General Partner and Investment Manager (including for this purpose each officer, director, member, Partner, principal, employee or agent of, or any Person who controls, is controlled by or is under common control with, a General Partner or Investment Manager or Partner of a General Partner or Investment Manager, and their executors, heirs, assigns, successors or other legal representatives) and each Director (and his executors, heirs, assigns, successors or other legal representatives) (each such Person being referred to as an "indemnitee") against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been a General Partner, Investment Manager or Director of the Partnership, or the past or present performance of services to the Partnership by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further right to appeal may be taken in any such action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee's office. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 3.10 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. Federal securities laws which, under certain circumstances, impose liability even on Persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 3.10.

         (b) Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the
Partnership in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Partnership amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 3.10(a) of this Agreement, so long as (1) the indemnitee provides security for the undertaking, (2) the Partnership is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee's failure to fulfill his, her or its undertaking, or (3) a majority of the Independent Directors (excluding any Director who is either seeking advancement of expenses under this Agreement or is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines, based on a review of readily available facts (as opposed to a full trial-type inquiry), that reason exists to believe that the indemnitee ultimately will be entitled to indemnification.

         (c) As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee's office, indemnification will be provided in accordance with Section 3.10(a) of this Agreement if (1) approved as in the best interests of the Partnership by a majority of the Independent Directors (excluding any Director who is either seeking indemnification under this Agreement or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Partnership and that the indemnitee is not liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee's office, or (2) the Directors secure a written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that indemnification would not protect the indemnitee against any liability to the Partnership or its Partners to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee's office.

         (d) Any indemnification or advancement of expenses made in accordance with this Section 3.10 will not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.10, it will be a defense that the indemnitee has not met the applicable standard of conduct described in this Section 3.10. In any suit in the name of the Partnership to recover any indemnification or advancement of expenses made in accordance with this Section 3.10, the Partnership will be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 3.10, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this
Section 3.10 will be on the Partnership (or any Partner acting derivatively or otherwise on behalf of the Partnership or its Partners).

         (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.10 or to which he, she or it may otherwise be entitled except out of the assets of the Partnership, and no Partner will be personally liable with respect to any such claim for indemnification or advancement of expenses.

         (f) The rights of indemnification provided in this Section 3.10 will not be exclusive of or affect any other rights to which any Person may be entitled by contract or otherwise under law. Nothing contained in this Section
3.10 will affect the power of the Partnership to purchase and maintain liability insurance on behalf of any General Partner, any Director, the Investment Manager or other Person.

         (g) The General Partner may enter into agreements indemnifying Persons providing services to the Partnership to the same, lesser or greater extent as set out in this Section 3.10.


Item 30. Business and Other Connections of the Adviser

         Information as to the directors and officers of the Endowment Advisers, L.P., the Registrant's investment adviser ("Adviser"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-62618) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

         A description of any other business, profession, vocation, or employment of a substantial nature in which the Investment Manager, and each director, executive officer, managing member or partner of the Investment Manager, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Commission (File No. 801-62608), and is incorporated herein by reference.


Item 31. Location of Accounts and Records

         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are kept at the following locations:

         -------------------------
         -------------------------
         -------------------------


Item 32. Management Services

         Not applicable


Item 33. Undertakings

         Not applicable

                                  Exhibit Index


(a)(2)   Certificate of Limited Partnership

                                   SIGNATURES


         Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Raleigh in the state of North Carolina on the 2nd day of November, 2004.

                                  HATTERAS MULTI-STRATEGY FUND, L.P.


                                  By:  Hatteras Investment Management LLC, its
                                  General Partner

                                  By: /s/   David B. Perkins
                                     -------------------------------------------
                                     Name:  David B. Perkins
                                     Title:  President